As filed with the Securities and Exchange Commission on April 29, 2025

Registration Nos. 333-25443
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 30	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 123	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2025 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information about the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of net premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise the no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks, including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2025.

PROSPECTUS CONTENTS

DEATH BENEFIT	23
AMOUNT OF DEATH PROCEEDS	23
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	23
COVERAGE OPTIONS	24
CORRIDOR DEATH BENEFIT	24
GUARANTEED MINIMUM DEATH BENEFIT OPTION	24
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	25

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS	This product does not have a surrender charge. Reference Charges and Deductions
TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium processing charge which covers state and local taxes as well as related administrative expenses, a sales charge, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders.
Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates
Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.27%	1.36%
Reference Appendix A - Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. There might also be tax consequences.
Reference Principal Risks of Investing in The Contract

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.
Reference Investment Risk

INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.
Reference Financial Condition of Kansas City Life

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RISKS
CONTRACT LAPSE
If you elect the Guaranteed Minimum Death Benefit Option, we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
Death Benefits will not be paid if the Contract has lapsed.
Reference Premiums to Prevent Lapse and Reinstatement of Contract

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference Transfer Privilege, and Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.
Reference Optional Riders

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference Tax Risks

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CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.
Reference Sale of the Contracts

EXCHANGES
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own the existing Contract.
Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is a flexible premium survivorship variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a value if the Contract terminates.
PREMIUM PAYMENTS
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You may choose to elect the Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A: Portfolio Companies Available Under the Contract at the back of this prospectus.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the last surviving Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the last surviving Insured’s death.
•	There are three Coverage Options available. The death benefit under each Coverage Option is:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured.
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value.
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

3

•
Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Tax Benefits.  While guidance is limited for survivorship contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Supplemental Benefits.  The following supplemental and/or rider benefits are currently available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
All of these riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
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FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Processing Charge	Upon receipt of each Premium Payment	4.85% of each Premium Payment	4.85% of each Premium Payment
Sales Charge[2]	Upon receipt of each Premium Payment during Contract Year 1	50% of Premium up to Target Premium and 2% of Excess Premium[3]	50% of Premium up to Target Premium and 2% of Excess Premium[3]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year, as shown in the table below.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.

3 Excess Premiums are the portion of total Premiums we receive during a Contract Year that exceeds the Target Premium.
5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[5] annually	$0.00 - $358.81 per $1,000 of net amount at risk[5] annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[5] annually	$0.01 per $1,000 of net amount at risk[5] annually
Monthly Expense Charge
During all Contract Years	On the Contract Date and on each Monthly Anniversary Day for all Contract Years	$7.50 plus $0.02 per $1,000 of the Total Sum Insured	$7.50 plus $0.02 per $1,000 of the Total Sum Insured
During the first five Contract Years	On the Contract Date and on each Monthly Anniversary Day for the first 5 Contract Years	$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[6]	At the end of each Contract Year	2%	2%
Optional Rider Charges[7]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider[4]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.62 per $1,000 of rider coverage amount for a male, $0.49 per $1,000 of rider coverage amount for a female	$0.27 per $1,000 of rider coverage amount for a male, $0.18 per $1,000 of rider coverage amount for a female

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Joint Survivorship Four-Year Term Life Insurance Rider[4]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.43 per $1,000 of rider coverage amount annually	$0.23 per $1,000 of rider coverage amount annually

4 Cost of insurance charges vary based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.
6 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any loan balance (6%) and the amount credited to the Loan Account (4%).  Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
7 Charges for this rider vary based on an Insured’s issue or actual ages and may vary based on the Contract Year and the base Specified Amount or net amount at risk. Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual age may increase as the Insured ages. The rider charge shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract and more detailed information concerning these rider charges is available on request from our Home Office.

7

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."
The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2024.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
ANNUAL PORTFOLIO OPERATING EXPENSES8
	Minimum	Maximum
Range of Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.36%

8 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2024.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")

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You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks.  We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
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The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 49 states (New York is excluded) and the District of Columbia.  Kansas City Life offers a wide variety of product lines that include universal life, term life, whole life, annuities, and group products.  The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
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We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as an open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial, principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
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Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

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If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account.  The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums.  The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.  Excess Premiums are Premiums paid during a Contract Year that exceed the Target Premium.
The following table shows the sales charge applicable to total Premiums paid up to the Target Premium and to total Premiums paid that are Excess Premiums:
Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	0%	0%

Here is an example of how we calculate the sales charge:
Assume that the Target Premium specified in a Contract is $1,000.  If Premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the Premiums paid (the amount up to the Target Premium) which equals $500.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total sales charge deducted in Contract Year 1 is $510.  If Premiums of $1,500 are paid in Contract Year 6, a 6% sales charge applies to $1,000 of the Premiums paid which equals $60.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total applicable sales charge in Contract Year 6 is $70.
While this example demonstrates that Premiums paid in later Contract Years may be subject to lower sales charges than Premiums paid during earlier Contract Years, deferring payment of Premiums until later Contract Years may mean that insufficient Premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient Premiums being paid for the Cash Surrender Value to cover Monthly Deductions.  In either case, the Contract could lapse.
The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.
Premium Processing Charge.  We deduct a 4.85% premium processing charge from each Premium Payment.  This charge reimburses us for a Federal "deferred acquisition" tax on Premiums received, state and local Premium taxes, and for administrative expenses associated with processing Premium Payments.
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State premium tax rates vary by state and, if applicable, currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium tax charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge.  The monthly expense charge is made up of two parts:
•	a charge of $12.50 per month for the first five Contract Years.
•	a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.
We guarantee that the monthly expense charge will not increase.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "DETERMINING THE CONTRACT VALUE" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.
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We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco-user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco-user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Contract Split Option Rider. We assess a charge per $1,000 of rider coverage.
•	Joint First to Die Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage amount.
•	Joint Survivorship Four-Year Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.625% of net assets.  We guarantee that this rate will never exceed an annual rate of 0.90%.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
PARTIAL SURRENDER FEE
We will deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.
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NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account, will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.
OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts.  We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be advantageous to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium payment that is at least equal to two months of minimum initial Premium.  We require only one month of minimum initial Premium for Contracts when you will be making Premium payments under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on of each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.
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OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insured's are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If PAC or CB is requested and the initial Premium is taken with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.
Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

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If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free-look" period.  The free look period expires on the latest of:
•	10 days after you receive your Contract;
•	45 days after your application for the Contract;
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your registered representative.  The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation.  We will refund Premiums paid within seven days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)
PREMIUM PAYMENTS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we set a Planned Premium Payment.  This amount is only an indication of your preference in paying Premiums.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")
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Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")
General Premium Information.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium Payment.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premium Payments.  When applying for a Contract, you may select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premium Payments in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.
Premium Payments Upon an Increase in Additional Insurance Amount.  Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
PREMIUM PAYMENTS TO PREVENT LAPSE
If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")

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ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premiums less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.  (See "DETERMINING THE CONTRACT VALUE")
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

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Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

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Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
Additional No-Fee Transfer Right.  This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer-processing fee (even if you have already used the six free transfers for that Contract Year.)  This additional no-fee transfer right applies during the first 24 months of the Contract.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

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You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured, plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured are equal to the following:
•	the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; less
•	any Indebtedness on that date; less
•	any past due Monthly Deductions if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or parts of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

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You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

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If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required Premium by the end of the notice period.
We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid Premiums on the date of re-activation.
On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
•
the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;

•
the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

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Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies:
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all;
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value;
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
You may change the Coverage Option subject to the following rules:
•	we have the right to require that there be no change in Coverage Option during the first Contract Year;
•	we have the right to allow only one increase in any 12-month period;
•	Coverage Option L is only available at issue;
•	after any change in Coverage Option, we require that the Total Sum Insured be at least $200,000 and the Specified Amount be at least $100,000;
•
the effective date of change will be the Monthly Anniversary Day that coincides with or next follows the date we receive and approve your application. If the Coverage Option is B or L, it may be changed to A.  The Total Sum Insured will not change;

•
if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and

•	if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.
Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.
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Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premium Payments may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.
DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.  (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary’s consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.
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OPTIONAL RIDERS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Contract Split Option Rider	Allows you to split the Contract equally into two individual contracts, one on the life of each Insured	Optional	• Issue ages: 20-75 • This rider will terminate at the older Insured's Age 80
Joint First to Die Term Life Insurance Rider	Covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force	Optional	• Issue ages: 20-85 • If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract
Joint Survivorship Four-Year Term Life Insurance Rider	Provides four-year level term insurance and expires four years after the effective date of the rider	Optional	• Issue ages: 20-85 • This rider is available at issue only
The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally into two individual contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract.  (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.
This rider will terminate at the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

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Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides four-year level term insurance and expires four years after the effective date of the rider.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available.  Please ask your registered representative for further information, or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  The Contract will be in default and a Grace Period will begin if:
•	the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see "PREMIUM PAYMENTS TO PREVENT LAPSE"); and
•	the Guaranteed Minimum Death Benefit Option is not then in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We will pay this bonus at our sole discretion and we do not guarantee it.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deductions deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

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Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium Payment or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract (prior to the death of the 2nd Insured) at any time by submitting a Written Request.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date we approve your Written Request.  We will generally send loan Proceeds to you within seven calendar days.  (See "PAYMENT OF PROCEEDS")

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Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan.  On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force.  We reserve the right to require that each loan repayment be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Sales charges and premium processing charges do not apply to loan repayments, unlike Unscheduled Premium Payments.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise that a Contract may lapse.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination of coverage under the Contract.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Contract Anniversary.)

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PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300 or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).  We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the death benefit (including the partial surrender fee) over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable. Payment options are available for use with various types of Proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

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Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.
Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludable from income, payments under payment options may not be excludable in full.  This is because earnings on the death benefit after the last surviving Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

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Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual;
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions. In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with 6% interest from the date of lapse, plus payment of three-monthly deductions.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

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Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions (Other Than Death Benefits) from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax advisor about such loans.
Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

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Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.
Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger insured’s 100th year.
Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.

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Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially effects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

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Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
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TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.
Request can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
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LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
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DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract, which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract. We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Excess Premium	The portion of total Premiums we receive during any Contract Year that exceeds the Target Premium.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

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Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract. If elected, it guarantees payment of the Specified Amount less the Indebtedness and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Minimum Premium	The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments
The amount and frequency of Premium Payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium Expense Charges	The amounts we deduct from each Premium Payment which include the sales charge and the premium processing charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

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Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Target Premium	This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which both the New York Stock Exchange and Kansas City Life are open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.kclife.com/prospectus/default.htm.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2024)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.85%	34.89%	15.84%	14.16%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	25.60%	12.35%	9.42%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.97%	34.27%	14.65%	14.39%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.54%	16.44%	8.32%	8.32%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53% [i]	10.19%	6.02%	5.48%
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.73%	-3.04%	-2.41%	-0.09%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	13.68%	9.76%	10.74%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	24.23%	13.01%	12.20%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.82% [i]	6.55%	4.54%	6.22%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	14.63%	5.30%	5.88%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	13.99%	5.61%	5.28%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	23.50%	11.30%	10.42%
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	17.69%	7.39%	7.43%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.10% [i]	-0.45%	-2.52%	0.78%
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.85%	12.81%	11.95%	11.56%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management North America, LLC)	0.74% [i]	4.62%	5.89%	6.47%
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Mellon Investments Corporation)	0.27%	24.67%	14.21%	12.81%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.67%	24.89%	13.46%	11.52%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.26%	21.08%	11.84%	10.06%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	23.37%	10.80%	10.93%
46

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.18% [i]	26.58%	20.37%	20.25%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	13.66%	9.19%	6.95%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	1.00% [i]	15.56%	5.32%	5.30%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.83% [i]	6.27%	3.19%	4.48%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.66% [i]	4.67%	2.09%	1.36%
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.81%	33.45%	16.74%	13.33%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.62%	4.20%	2.26%	3.19%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	5.06%	3.26%	4.38%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.68%	6.21%	4.08%	5.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.71%	7.40%	4.89%	5.76%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.73%	8.28%	5.52%	6.27%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.76%	9.14%	6.25%	7.03%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.80%	10.77%	7.56%	8.01%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	12.81%	8.83%	8.68%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.86%	13.54%	9.06%	8.80%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.86%	13.55%	9.06%	8.79%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	-0.32%	-0.30%	2.30%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.08% [i]	11.04%	9.75%	9.32%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.36% [i]	7.67%	0.88%	3.98%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.06% [i]	-1.00%	2.60%	2.38%
Capital growth	LVIP American Century Capital Appreciation Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.79% [i]	24.98%	11.42%	10.96%
Capital growth by investing in common stocks (Income is a secondary objective)	LVIP American Century Disciplined Core Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	13.09%	8.19%	8.24%
Capital growth	LVIP American Century International Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.95% [i]	2.61%	3.54%	4.93%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Mid-Cap Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.86% [i]	8.73%	7.29%	8.03%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital growth	LVIP American Century Ultra® Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.75% [i]	28.80%	18.20%	16.46%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	9.48%	8.59%	8.18%
Long-term total return using a strategy that seeks to protect against U.S. inflation	LVIP American Century Inflation Protection Fund – Service Class (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.72%[i]	1.54%	1.22%	1.73%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.73%	14.29%	8.70%	7.98%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.75%	11.71%	7.05%	7.31%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.65%	23.99%	15.74%	13.39%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.72% [i]	31.47%	14.74%	15.11%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.76% [i]	18.87%	11.88%	11.66%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	2.55%	0.39%	1.89%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	7.75%	6.16%	6.46%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	11.66%	5.88%	6.29%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.67%[i]	3.25%	1.04%	2.66%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	6.09%	3.23%	3.54%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	7.71%	4.11%	3.96%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	7.58%	3.88%	3.99%
i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

53

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000024869

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

54

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2025.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetimes for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds’ lifetimes for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Indebtedness.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of either Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.
PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premium paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2022	$153,481.00	$153,481.00
2023	$145,445.00	$145,445.00
2024	$150,656.00	$150,656.00
* Includes sales compensation paid to registered persons of Sunset Financial.
The adviser for certain of the funds may, from time to time, use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of Forvis Mazars, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2024 and 2023; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2024.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2024; and
•
related statement of operations for the period or year ended December 31, 2024, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2024, and financial highlights for each of the periods or years in the five-year period ended December 31, 2024.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2024 - $2,568,893; 2023 - $2,535,401)	$2,350,032	$2,352,043
Equity securities, at fair value (cost: 2024 - $1,084; 2023 - $1,076)	819	845
Mortgage loans (net of allowance for credit losses: 2024 - $1,416; 2023 - $1,581)	575,068	592,328
Real estate	96,867	98,042
Policy loans	84,913	84,025
Short-term investments	64,917	91,569
Other investments	48,825	27,488
Total investments	3,221,441	3,246,340

Cash	8,101	9,695
Accrued investment income	31,147	29,815
Deferred acquisition costs	302,130	308,737
Reinsurance recoverables (net of allowance for credit losses: 2024 - $1,367; 2023 - $1,353)	404,191	409,213
Deposit asset on reinsurance	377,475	419,448
Other assets	261,049	233,968
Separate account assets	413,426	395,946
Total assets	$5,018,960	$5,053,162

LIABILITIES
Future policy benefits	$1,428,386	$1,415,755
Policyholder account balances	2,154,596	2,199,730
Policy and contract claims	56,227	59,295
Other policyholder funds	195,398	191,820
Other liabilities	189,478	181,259
Separate account liabilities	413,426	395,946
Total liabilities	4,437,511	4,443,805

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	948,985	959,373
Accumulated other comprehensive loss	(190,381)	(172,861)
Treasury stock, at cost (2024 and 2023 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	581,449	609,357
Total liabilities and stockholders’ equity	$5,018,960	$5,053,162
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2024	2023	2022
REVENUES
Insurance revenues:
Net premiums	$196,363	$211,166	$208,608
Contract charges	124,786	122,587	124,044
Total insurance revenues	321,149	333,753	332,652
Investment revenues:
Net investment income	164,616	157,641	153,879
Net investment gains (losses)	(676)	62,053	(16,643)
Total investment revenues	163,940	219,694	137,236
Other revenues	5,698	5,473	6,754
Total revenues	490,787	558,920	476,642

BENEFITS AND EXPENSES
Policyholder benefits	250,352	265,788	258,399
Interest credited to policyholder account balances	78,801	74,311	72,974
Amortization of deferred acquisition costs	35,255	34,359	40,593
Operating expenses	132,705	115,152	125,433
Total benefits and expenses	497,113	489,610	497,399

Income (loss) before income tax expense (benefit)	(6,326)	69,310	(20,757)

Income tax expense (benefit)	(1,361)	14,390	(4,539)

NET INCOME (LOSS)	$(4,965)	$54,920	$(16,218)

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(28,048)	$68,940	$(366,516)
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	3,266	(6,055)	31,334
Policyholder liabilities	—	—	26,765
Benefit plan obligations	7,262	5,844	(7,424)
Other comprehensive income (loss)	(17,520)	68,729	(315,841)

COMPREHENSIVE INCOME (LOSS)	$(22,485)	$123,649	$(332,059)

Basic and diluted earnings per share:
Net income (loss)	$(0.51)	$5.67	$(1.67)
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholder's Equity
	Year Ended December 31,
	2024	2023	2022

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	959,373	910,438	933,338
Net income (loss)	(4,965)	54,920	(16,218)
Stockholder dividends (2024 and 2023 - $0.56 per share; 2022 - $0.69 per share)	(5,423)	(5,423)	(6,682)
Cumulative effect of adoption of new accounting principle	—	(562)	—
End of year	948,985	959,373	910,438

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(172,861)	(241,590)	74,251
Other comprehensive income (loss)	(17,520)	68,729	(315,841)
End of year	(190,381)	(172,861)	(241,590)

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$581,449	$609,357	$491,693
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2024	2023	2022
OPERATING ACTIVITIES
Net income (loss)	$(4,965)	$54,920	$(16,218)
Adjustments to reconcile net income (loss) to net cash used from operating activities:
Amortization of investment premium and discount	1,259	1,954	2,837
Depreciation and amortization	3,524	5,255	6,592
Acquisition costs capitalized	(21,973)	(23,616)	(26,612)
Amortization of deferred acquisition costs	35,255	34,359	40,593
Net investment losses (gains)	676	(62,053)	16,643
Changes in assets and liabilities:
Reinsurance recoverables	5,022	(8,512)	(2,372)
Future policy benefits	12,631	26,831	24,861
Policyholder account balances	(80,089)	(91,089)	(92,909)
Income taxes payable and deferred	(20,743)	4,722	(7,304)
Other, net	11,034	6,692	(442)
Net cash used	(58,369)	(50,537)	(54,331)

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(240,556)	(335,463)	(441,308)
Equity securities	—	—	(8)
Mortgage loans	(39,545)	(23,539)	(69,974)
Real estate	(1,425)	(2,454)	(2,733)
Policy loans	(3,746)	(3,531)	(7,116)
Other investments	(26,798)	(10,861)	(14,553)
Property and equipment	(1,306)	(916)	(535)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	200,257	265,130	343,993
Equity securities	—	—	2,000
Mortgage loans	56,970	62,799	74,111
Real estate	570	68,739	843
Policy loans	2,857	2,246	6,437
Other investments	13,066	8,299	3,639
Property and equipment	—	20	25
Net sales (purchases) of short-term investments	26,651	(33,071)	16,004
Net cash used	(13,005)	(2,602)	(89,175)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2024	2023	2022
FINANCING ACTIVITIES
Policyholder account balances - deposits	$190,546	$195,571	$207,231
Policyholder account balances - receipts from funding agreements	20,000	—	70,000
Withdrawals from policyholder account balances	(185,834)	(203,536)	(172,117)
Change in deposit asset on reinsurance, net	56,583	81,524	45,799
Net transfers from separate accounts	721	2,678	7,841
Change in other deposits	(6,813)	(15,748)	(6,217)
Cash dividends to stockholders	(5,423)	(5,423)	(6,682)
Net cash provided	69,780	55,066	145,855

Increase (decrease) in cash	(1,594)	1,927	2,349
Cash at beginning of year	9,695	7,768	5,419
Cash at end of year	$8,101	$9,695	$7,768

Non-Cash Activity
In 2023, we had a non-cash investing transaction that consisted of a transfer of $4.7 million of land from real estate to real estate joint ventures.  We also had a non-cash investing transaction that consisted of a sale of real estate in exchange, in part, for a commercial mortgage loan of $38.5 million.
In 2022, we had a non-cash investing transaction that consisted of the receipt of a $0.6 million equity security and a $1.0 million fixed maturity security in exchange for a $1.6 million fixed maturity security as a result of the Chapter 11 Bankruptcy of the issuer of one of our fixed maturity securities.  The new equity and fixed maturity securities were recorded at fair value, which equaled the fair value of the fixed maturity security that was extinguished.
In 2022, we entered into a reinsurance arrangement in the form of a deposit-type contract that resulted in the non-cash transfer of $493.9 million of fixed maturity securities and $516.2 million of policyholder account balance liabilities to a certified domestic reinsurer.  See the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies for further information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Business Changes
There were no significant business changes during 2024 or 2023.
On May 25, 2022, retroactive to April 1, 2022, we entered into a reinsurance arrangement whereby we reinsured a sizeable block of fixed annuity contracts to a certified domestic reinsurer.  This closed block of contracts reflected business issued prior to 2015 and consisted entirely of higher guaranteed interest rate products.  We have accounted for this transaction as a deposit-type contract.  For additional information on this reinsurance arrangement, please see Note 14 - Reinsurance.
Current Economic Environment
The U.S. economy faces a complex post-pandemic environment characterized by tight labor markets, persistent inflation, and geopolitical uncertainty.  While inflation has moderated from 2022-2023 highs, it remains above the Federal Reserve’s 2% target.  The Federal Reserve enacted a series of rate cuts in the latter half of 2024, totaling 100 basis points.  This brought the target range to 4.25% to 4.50%.
Despite high rates, the economy has demonstrated remarkable resilience, with robust consumer spending and above-trend gross domestic product (GDP) growth, driven by strength in services and business investment.  Still, interest rate-sensitive sectors like commercial real estate and construction remain under pressure.
This environment presents both opportunities and challenges.  Higher yields offer attractive reinvestment options for fixed income; however, some existing holdings have experienced value depreciation.  A prolonged period of tight monetary policy raises concerns about a potential recession, which could increase the risk of asset impairments, defaults, and delinquencies.
Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of certain assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of certain revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include determinations of fair values of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Significant Accounting Policies
Investments
Valuation of Investments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least four primary sources of investment risk, including: credit, interest rate, liquidity, and inflation.
Fixed Maturity Securities
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  Unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL, to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  Adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  Adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The Company evaluates securities for credit loss when fair value is less than amortized cost, interest payments are missed, or the security is experiencing other potential credit issues.  The assessment of whether credit losses have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 3 - Investments.
The Company adopted Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments effective January 1, 2023.  After adoption of this guidance, a credit loss is recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income for securities in an unrealized loss position when it is anticipated that the amortized cost, excluding accrued investment income, will not be fully recovered.  When either the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an allowance for credit losses with a corresponding charge recorded in net investment gains (losses).  However, the allowance for credit losses is limited by the amount that the fair value is less than the amortized cost.  If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors is recorded in Other Comprehensive Income (Loss) as an unrealized loss.  This guidance also allows for subsequent improvements to occur.  Accordingly, the recorded value of the security may be increased and the allowance for credit losses may be reduced to an amount not below zero, as improvements occur and realized losses decline.
During the year ended December 31, 2022, prior to the adoption of ASU No. 2016-13 on January 1, 2023, the Company applied other-than-temporary impairment loss guidance for securities in an unrealized loss position.  An other-than-temporary impairment was recognized in investment revenues within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered.  When either the Company had the intent to sell the security, or it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the other-than-temporary impairment loss recognized in earnings was the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an other-than-temporary impairment loss in earnings.  If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of other-than-temporary impairment loss related to noncredit loss was recorded in Other Comprehensive Income (Loss) as an unrecognized loss.
Equity Securities
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains (losses) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Mortgage Loans
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, net of an allowance for credit losses.  The allowance for credit losses for mortgage loans is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Upon adoption of ASU No. 2016-13, credit losses on mortgage loans are recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.  For mortgage loan investments, we use the Weighted Average Remaining Maturity method, which utilizes an average annual charge-off rate applied to the mortgage loan's remaining maturity schedule.  In determining the Company’s expected credit loss, management applies significant judgment to estimate expected lifetime credit losses, including pooling mortgage loans that share similar risk characteristics and past events and current and forecasted economic conditions.  The expected credit loss is calculated based on inputs unique to the individual loan portfolio.  On an ongoing basis, mortgage loans with dissimilar risk characteristics are evaluated individually for credit loss, such as loans with significant declines in credit quality, collateral dependent mortgage loans (for example when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings.  The expected credit loss for mortgage loans evaluated individually are established using specific cash flow assessments.  For example, the expected credit loss for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling costs when foreclosure is probable.
Real Estate
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, land in the process of development, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy Loans
Policy loans are carried at their outstanding principal amount.
Short-Term Investments
Short-term investments include cash equivalents and highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Other Investments
Other investments include hedge positions classified as derivatives, alternative investment funds, equity holdings, and mineral rights.
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The fair value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in alternative investment funds in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for certain of these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including sales and calls of investment securities, sales of real estate and joint ventures, the change in fair value of equity securities and other investments, impairments, and the change in the allowance for credit losses.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail about the composition of future policy benefits at December 31.
	2024	2023
Life insurance	$1,147,388	$1,127,544
Immediate annuities and supplementary contracts with life contingencies	253,773	259,989
Accident and health insurance	27,225	28,222
Future policy benefits	$1,428,386	$1,415,755
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
The Company has collateralized advance funding agreements with the Federal Home Loan Bank of Des Moines (FHLB) for which the funds are used in an arbitrage program to enhance investment income.  The maximum participation level was $140.0 million with this program at December 31, 2024, up from $100.0 million at December 31, 2023.  Total obligations outstanding under these agreements were $120.0 million at December 31, 2024 and $100.0 million at December 31, 2023.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2024, 2023, and 2022.
The following table provides detail about the composition of policyholder account balances at December 31.
	2024	2023
Universal life insurance	$1,066,662	$1,077,002
Fixed annuities	916,184	965,610
Immediate annuities and supplementary contracts without life contingencies	50,915	56,026
Funding agreements	120,835	101,092
Policyholder account balances	$2,154,596	$2,199,730
Deferred Acquisition Costs
DAC, principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.  DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
The following table provides information about DAC at December 31.
	2024	2023
Balance at beginning of year	$308,737	$327,544
Capitalization of commissions and expenses	21,973	23,616
Gross amortization	(45,396)	(44,959)
Accrual of interest	10,141	10,600
Change in DAC due to the change in unrealized investment gains or (losses)	6,675	(8,064)
Balance at end of year	$302,130	$308,737
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.
The following table provides information about VOBA at December 31.
	2024	2023
Balance at beginning of year	$13,721	$18,460
Gross amortization	(1,519)	(2,127)
Accrual of interest	423	513
Change in VOBA due to the change in unrealized investment gains or (losses)	1,359	(3,125)
Balance at end of year	$13,984	$13,721
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life portion and 5.25% on the traditional life portion, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are largely associated with interest sensitive and variable products and are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $83.1 million at December 31, 2024 and $75.1 million at December 31, 2023.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key factors analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.  No refinements in estimates occurred in 2024, 2023, or 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables summarize the effects of the unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
2024
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ —	$ 598	$ —	$ 598

2023
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ 179	$ 276	$ (436)	$ 19

2022
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ (1,744)	$ (26)	$ 953	$ (817)
The adjustments in 2024 resulted from a revised outlook of interest margins.  The adjustments in 2023 resulted from the true-up of reinsurance and interest assumptions as long-term outlooks and assumptions remained unchanged.  The unlocking in 2022 primarily resulted from interest rate fluctuations and the impact of management actions in the various interest rate environments.  While we did not record an impact to benefit and contract reserves related to the impacts of unlocking in 2024, we recorded a $0.2 million reserve increase in 2023 and a $1.4 million reserve decrease in 2022.
The impact to pre-tax income of all adjustments related to unlocking, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was a $0.6 million increase in 2024, a $0.1 million decrease in 2023, and a $0.6 million increase in 2022.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life in accordance with ASC No. 805 Business Combinations.  The goodwill balance was $42.3 million at both December 31, 2024 and December 31, 2023.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2024 or December 31, 2023.  A qualitative assessment is performed to determine whether the existence of events or circumstances leads to a determination that it is more likely than not the fair value of a reporting unit is less than the carrying amount, including goodwill.  If, based on the evaluation, it is determined to be more likely than not that the fair value of a reporting unit is less than the carrying value, then goodwill is tested further for impairment.  The goodwill impairment loss, if any, is measured as the amount by which the carrying amount of a reporting unit, including goodwill, exceeds its fair value.  Subsequent increases in goodwill value are not recognized in the consolidated financial statements.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $16.1 million at December 31, 2024 and $16.9 million at December 31, 2023 and is included in Other Assets in the Consolidated Balance Sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
Future Policy Benefits are recorded gross of reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for reinsurance.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
The Company's reinsurance recoverables are financial assets that are subject to the credit loss requirements of ASU No. 2016-13.  Our credit loss analysis includes historical loss information, historical credit rating data, and existing collateral arrangements to estimate expected credit losses over the life of the reinsurance recoverables.  Upon adoption of this guidance, credit losses on reinsurance recoverables are recognized in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  Effective December 31, 2020, we entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company, a former subsidiary, for all of its direct policyholder liabilities.  Effective November 1, 2021, with the sale of Ibexis Life & Annuity Insurance Company, we recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  The treaty is accounted for as an assumption reinsurance agreement from an unaffiliated third party.
In 2022, we reinsured a block of fixed annuity business to a certified domestic reinsurer.  We determined that this arrangement does not expose the reinsurer to a significant loss from insurance risk. Therefore, we have recognized the reinsurance arrangement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets and totaled $377.5 million at December 31, 2024 and $419.4 million at December 31, 2023.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
See Note 14 - Reinsurance for additional information pertaining to reinsurance.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment, including software, is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2024	2023
Land	$766	$766
Home office complex	23,424	22,310
Furniture and equipment	33,231	33,070
	57,421	56,146
Accumulated depreciation	(43,950)	(42,864)
Property and equipment	$13,471	$13,282
Depreciation expense totaled $1.1 million during 2024, $1.7 million during 2023, and $2.9 million during 2022.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Certain policy fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized over the periods benefited.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.  Policyholder benefits include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2024 and December 31, 2023 and are not material to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Old American, Grange Life, and non-life insurance companies.  Prior to 2024, Grange Life filed a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2024
In November 2023, the Financial Accounting Standards Board (FASB) issued ASU No. 2023-07 Improvements to Reportable Segment Disclosures. This update requires enhanced disclosures about significant segment expenses.  Public entities are required to disclose significant segment expenses and other segment items by reportable segment that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss.  This update also requires additional disclosure requirements,  including interim disclosures.  This guidance is effective for annual periods beginning on January 1, 2024 for calendar-year-end public entities, and interim periods within fiscal years beginning on January 1, 2025.  We adopted this guidance on January 1, 2024.  The guidance does not impact our earnings or financial position as the pronouncement only impacts disclosures.  For additional information, please see Note 17 - Segment Information.
Accounting Pronouncements Issued, Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows for long-duration contracts at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It expands the required disclosures for long-duration contracts.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance for entities that are not Securities and Exchange Commission filers to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  Accordingly, our required adoption date for this guidance is January 1, 2025 and our first reporting date will be December 31, 2025.  We are currently gathering data, reviewing our valuation modeling, and assessing and updating our internal controls as needed in order to implement this guidance.  Further, we are also reviewing our financial reporting and related disclosures that will be presented at adoption.
In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures.  This update requires public business entities to disclose specific categories in the rate reconciliation and provide information for reconciling items that meet a quantitative threshold on an annual basis.  The amendments in this update also require entities to disclose information regarding income taxes paid on an annual basis.  Furthermore, this update requires additional disclosures and eliminates specific previously-required disclosures.  This guidance is effective for annual periods beginning on January 1, 2025 for calendar-year-end public business entities.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the pronouncement only impacts disclosures.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
In November 2024, the FASB issued ASU No. 2024-03 Disaggregation of Income Statement Expenses.  This update requires disclosure of specified information about certain costs and expenses.  Disclosures are required that provide disaggregated information about prescribed categories underlying relevant income statement expense captions.  A qualitative description is required for amounts remaining in relevant expense captions that are not separately disaggregated quantitatively.  In addition, disclosure of the total amount of selling expenses and an entity's definition of selling expenses are required.  This guidance is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the pronouncement only impacts disclosures.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2024.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$88,911	$25	$6,992	$81,944
Federal agency issued residential mortgage-backed securities [1]	47,284	92	5,408	41,968
Subtotal	136,195	117	12,400	123,912
Corporate obligations	1,899,581	10,572	188,900	1,721,253
Municipal securities	272,927	781	24,203	249,505
Asset-backed securities and collateralized loan obligations	257,190	1,207	5,453	252,944
Redeemable preferred stocks	3,000	—	582	2,418
Total	$2,568,893	$12,677	$231,538	$2,350,032

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2023.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$103,181	$57	$6,092	$97,146
Federal agency issued residential mortgage-backed securities [1]	53,337	116	4,760	48,693
Subtotal	156,518	173	10,852	145,839
Corporate obligations	1,845,224	18,705	168,289	1,695,640
Municipal securities	278,044	4,128	19,333	262,839
Asset-backed securities and collateralized loan obligations	252,615	680	7,970	245,325
Redeemable preferred stocks	3,000	—	600	2,400
Total	$2,535,401	$23,686	$207,044	$2,352,043

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating with the percent of total fair value identified.
	December 31, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Total	Amortized Cost	Fair Value	% of Total
AAA	$235,895	$225,029	10%	$227,349	$220,332	9%
AA	528,859	481,422	20%	550,697	514,114	22%
A	819,575	732,458	31%	808,291	736,569	31%
BBB	965,332	892,727	38%	921,748	855,468	37%
Total investment grade	2,549,661	2,331,636	99%	2,508,085	2,326,483	99%
BB	17,115	16,457	1%	20,930	19,569	1%
B and below	2,117	1,939	—%	6,386	5,991	—%
Total below investment grade	19,232	18,396	1%	27,316	25,560	1%
Total	$2,568,893	$2,350,032	100%	$2,535,401	$2,352,043	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$106,455	$106,267	$80,994	$80,073
Due after one year through five years	447,764	436,647	440,612	428,065
Due after five years through ten years	726,519	682,344	763,348	710,972
Due after ten years	1,181,165	1,029,711	1,134,814	1,027,362
Securities with variable principal payments	103,990	92,645	112,633	103,171
Redeemable preferred stocks	3,000	2,418	3,000	2,400
Total	$2,568,893	$2,350,032	$2,535,401	$2,352,043

Evaluation of Potential Credit Impairment
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and if so, whether they are credit-related.  Securities with identified potential credit impairment are further evaluated to determine whether a full recovery is expected.  If a full recovery is expected, no allowance for credit losses is recorded.  If a full recovery is not expected, an allowance for credit losses equal to the identified credit impairment is recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in performing the credit loss evaluation of a security.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent to which the fair value is less than amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines or negative changes in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell the security and whether it is more likely than not that we will be required to sell the security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer and/or issuer’s industry.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
There are a number of significant risks and uncertainties inherent in the process of monitoring credit losses.  These include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the credit losses prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for potential credit losses, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer have the intent or ability to retain a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
To the extent we determine a credit loss exists for a fixed maturity security, the portion of the impairment that is deemed to be credit-related is charged to earnings in the Consolidated Statements of Comprehensive Income.  The portion of such impairment that is determined to be non-credit related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
After the adoption of ASU No. 2016-13 on January 1, 2023, the Company assesses current expected credit losses quarterly.  Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the allowance which are recognized in earnings and reported within investment revenues.  However, the previously recorded allowance is not reduced to an amount below zero. When the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any allowance is written off and the amortized cost is written down to estimated fair value through a charge to realized investment gains or losses, which becomes the new amortized cost of the security.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Methodologies used during the year ended December 31, 2022 to evaluate the recoverability of a security in an unrealized loss position using other-than-temporary impairment guidance were similar to those used after the adoption of credit loss guidance on January 1, 2023, except for consideration of the length of time estimated fair value had been below amortized cost was also considered for securities.  In addition, measurement methodologies were similar, except a fair value floor was not utilized to limit the credit loss recognized in earnings; an allowance for credit losses was not utilized; and subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through investment revenues from a reduction of the allowance.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2024.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$15,351	$195	$65,512	$6,797	$80,863	$6,992
Federal agency issued residential mortgage-backed securities [1]	2,096	29	34,491	5,379	36,587	5,408
Subtotal	17,447	224	100,003	12,176	117,450	12,400
Corporate obligations	319,582	9,311	1,064,206	179,589	1,383,788	188,900
Municipal securities	44,402	1,561	150,677	22,642	195,079	24,203
Asset-backed securities and collateralized loan obligations	968	1	86,856	5,452	87,824	5,453
Redeemable preferred stocks	—	—	2,418	582	2,418	582
Total	$382,399	$11,097	$1,404,160	$220,441	$1,786,559	$231,538

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2023.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$—	$—	$94,944	$6,092	$94,944	$6,092
Federal agency issued residential mortgage-backed securities [1]	99	1	43,177	4,759	43,276	4,760
Subtotal	99	1	138,121	10,851	138,220	10,852
Corporate obligations	40,657	2,448	1,227,036	165,841	1,267,693	168,289
Municipal securities	7,028	189	180,564	19,144	187,592	19,333
Asset-backed securities and collateralized loan obligations	1,896	16	149,413	7,954	151,309	7,970
Redeemable preferred stocks	—	—	2,400	600	2,400	600
Total	$49,680	$2,654	$1,697,534	$204,390	$1,747,214	$207,044

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2024	2023
Below cost for less than one year	$284	$36
Below cost for one year or more and less than three years	984	1,105
Below cost for three years or more	338	30
Total	$1,606	$1,171
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2024 and December 31, 2023 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2024.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$1,071,833	$1,029,391	$42,442
Unrealized losses of 20% or less and greater than 10%	556,516	474,007	82,509
Subtotal	1,628,349	1,503,398	124,951
Unrealized losses greater than 20%:
Investment grade	389,748	283,161	106,587
Below investment grade	—	—	—
Total	$2,018,097	$1,786,559	$231,538
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2023.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$1,067,807	$1,022,458	$45,349
Unrealized losses of 20% or less and greater than 10%	606,600	516,588	90,012
Subtotal	1,674,407	1,539,046	135,361
Unrealized losses greater than 20%:
Investment grade	278,851	207,402	71,449
Below investment grade	1,000	766	234
Total	$1,954,258	$1,747,214	$207,044

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2024.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$108,788	6%	$12,000	5%
AA	360,053	20%	49,933	22%
A	602,399	34%	90,635	39%
BBB	699,427	39%	78,068	34%
Total investment grade	1,770,667	99%	230,636	100%
BB	13,953	1%	724	—%
B and below	1,939	—%	178	—%
Total below investment grade	15,892	1%	902	—%
	$1,786,559	100%	$231,538	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2023.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$122,309	7%	$9,604	4%
AA	407,723	24%	40,935	20%
A	578,589	33%	78,920	38%
BBB	614,737	35%	75,815	37%
Total investment grade	1,723,358	99%	205,274	99%
BB	17,865	1%	1,375	1%
B and below	5,991	—%	395	—%
Total below investment grade	23,856	1%	1,770	1%
	$1,747,214	100%	$207,044	100%
We held no non-income producing securities at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized loan obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2024
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$251,200	$255,263	$(4,063)
Below investment grade	1,744	1,927	(183)
Total structured securities	$252,944	$257,190	$(4,246)

	2023
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$243,564	$250,561	$(6,997)
Below investment grade	1,761	2,054	(293)
Total structured securities	$245,325	$252,615	$(7,290)
The following table provides a rollforward of the allowance for credit losses for fixed maturity securities.
	2024	2023
Beginning of year	$—	$—
Provision for adoption of ASU No. 2016-13	—	—
Additions for credit losses not previously recorded	—	540
Additions (reductions) for credit losses recorded in a previous period	—	(540)
End of year	$—	$—
The following table provides a reconciliation of credit losses recognized in earnings for fixed maturity securities, prior to the adoption of ASU No. 2016-13, for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
2022
Credit losses on securities held at the beginning of year	$3,996
Additional credit losses on securities for which an other-than- temporary impairment was recognized	34
Reductions for securities sold	(4,030)
Credit losses on securities held at the end of year	$—

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2024	2023	2022
Net unrealized gains (losses)	$(218,861)	$(183,358)	$(270,624)
Amounts resulting from:
DAC, VOBA, and DRL	20,209	16,075	23,740
Deferred income taxes	41,718	35,131	51,847
Total	$(156,934)	$(132,152)	$(195,037)

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2024	2023	2022
Gross investment income from invested assets:
Fixed maturity securities	$113,397	$104,785	$97,173
Equity securities	67	70	231
Mortgage loans	26,037	23,612	24,959
Real estate	11,605	20,384	17,426
Policy loans	5,258	5,473	5,554
Short-term investments	2,588	2,042	620
Other	3,561	1,241	1,959
Total	162,513	157,607	147,922
Less investment expenses	(12,582)	(16,427)	(15,855)
Net investment income - invested assets	149,931	141,180	132,067
Net investment income - deposit-type reinsurance [1]	14,685	16,461	21,812
Net investment income	$164,616	$157,641	$153,879

[1] Includes investment income from the runoff of the block of deposit-type reinsurance business. See Note 14 - Reinsurance.

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2024	2023	2022
Fixed maturity securities	$(5,673)	$(6,308)	$(10,591)
Equity securities	(35)	(414)	(332)
Mortgage loans	165	112	39
Real estate	(121)	63,837	656
Other investments	4,988	4,826	(6,415)
Net investment gains (losses)	$(676)	$62,053	$(16,643)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2024	2023	2022
Gross gains resulting from:
Sales of investment securities	$160	$82	$2,689
Investment securities called and other	80	259	1,233
Sales of real estate	24	63,926	656
Total gross gains	264	64,267	4,578
Gross losses resulting from:
Sales of investment securities	(92)	(6,337)	(14,455)
Intent-to-sell investment securities [1]	(4,821)	—	—
Investment securities called and other	(1,000)	(312)	(24)
Sales and write-downs of real estate	(145)	(89)	—
Total gross losses	(6,058)	(6,738)	(14,479)
Change in allowance for credit losses:
Mortgage loans	165	112	39
Total change in allowance for credit losses	165	112	39
Change in fair value:
Equity securities	(35)	(414)	(332)
Other investments	4,988	4,826	(6,415)
Total change in fair value	4,953	4,412	(6,747)
Net realized investment losses, excluding other-than-temporary impairment losses	(676)	62,053	(16,609)
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	—	—	—
Portion of loss recognized in other comprehensive income (loss)	—	—	(34)
Net other-than-temporary impairment losses recognized in earnings	—	—	(34)
Net investment gains (losses)	$(676)	$62,053	$(16,643)

[1] The Company sold fixed maturity securities subsequent to December 31, 2024, but prior to the date the consolidated financial statements were issued. These fixed maturity securities were in an unrealized loss position, with no credit loss recognized, at the reporting date. The securities were sold in 2025 in conjunction with a legal settlement that occurred subsequent to the reporting date that resulted in a change in the Company's intent to sell the securities. For additional information, please see Note 22 - Subsequent Events.

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2024	2023	2022
Proceeds	$7,829	$124,350	$635,322
The proceeds in 2023 primarily resulted from portfolio repositioning during the year.  The proceeds in 2022 largely resulted from the deposit-type reinsurance agreement.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Mortgage Loans
Investments in mortgage loans totaled $575.1 million at December 31, 2024, compared to $592.3 million at December 31, 2023.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for credit losses.  We believe this allowance is at a level adequate to absorb estimated credit losses.  This allowance was $1.4 million at December 31, 2024 and $1.6 million at December 31, 2023.  Our evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.
Commercial mortgage loans represented 18% of our total investments at both December 31, 2024 and December 31, 2023.  New commercial loans, including refinanced loans, totaled $40.4 million during 2024 and $73.8 million during 2023.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $1.9 million at December 31, 2024 and $2.1 million at December 31, 2023.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 22 new loans to the portfolio during 2024, and 80% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2024 and 47% at December 31, 2023.  This ratio is based upon the current balance of loans relative to the most current appraisal of value.  Additionally, we may receive fees when borrowers prepay their mortgage loans.
The following table identifies the gross mortgage loan principal outstanding and allowance for credit losses at December 31.
	2024	2023
Principal outstanding	$576,484	$593,909
Allowance for credit losses	(1,416)	(1,581)
Carrying value	$575,068	$592,328
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2024	% of Total	2023	% of Total
Prior to 2016	$56,920	10%	$71,734	12%
2016	46,129	8%	51,553	9%
2017	34,531	6%	51,451	9%
2018	36,078	6%	42,620	7%
2019	23,201	4%	24,056	4%
2020	88,834	15%	93,783	16%
2021	95,167	17%	100,365	17%
2022	82,408	14%	84,759	14%
2023	72,992	13%	73,588	12%
2024	40,224	7%	—	—%
Principal outstanding	$576,484	100%	$593,909	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2024	% of Total	2023	% of Total
Pacific	$132,126	24%	$152,017	25%
East north central	105,693	18%	109,982	18%
West south central	71,845	12%	75,722	13%
Mountain	67,942	12%	68,184	11%
West north central	63,144	11%	62,999	11%
South Atlantic	58,907	10%	56,931	10%
Middle Atlantic	37,349	6%	34,978	6%
East south central	29,646	5%	22,800	4%
New England	9,832	2%	10,296	2%
Principal outstanding	$576,484	100%	$593,909	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2024	% of Total	2023	% of Total
Texas	$71,845	12%	$75,722	14%
California	58,824	10%	72,870	12%
Oregon	57,006	10%	60,745	10%
Ohio	54,218	9%	56,021	9%
Minnesota	38,116	7%	38,364	6%
Florida	34,467	6%	32,428	5%
Arizona	32,042	6%	30,253	5%
All others	229,966	40%	227,506	39%
Principal outstanding	$576,484	100%	$593,909	100%
The following table identifies mortgage loans by property type at December 31.
	2024	% of Total	2023	% of Total
Industrial	$420,671	73%	$428,201	72%
Office	79,896	14%	96,085	16%
Retail	33,823	6%	28,975	5%
Other [1]	42,094	7%	40,648	7%
Principal outstanding	$576,484	100%	$593,909	100%
1  The Other category consists principally of medical and multifamily properties.
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the most recent appraised value at December 31.
	2024	% of Total	2023	% of Total
65% or greater	$94,829	16%	$144,651	24%
Less than 65%	481,655	84%	449,258	76%
Principal outstanding	$576,484	100%	$593,909	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced two loans with a total outstanding balance of $0.8 million during the year ended December 31, 2024.  We refinanced five loans with a total outstanding balance of $11.8 million during the year ended December 31, 2023.  None of these refinancings were the result of troubled debt restructuring.  At December 31, 2024 and December 31, 2023, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Regulatory Matters, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2024	2023
Land	$43,450	$43,015
Buildings	87,614	87,196
Less accumulated depreciation	(42,282)	(40,863)
Real estate, commercial	88,782	89,348
Real estate, joint ventures	8,085	8,694
Total	$96,867	$98,042
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  In 2024, we had one real estate sale of $0.4 million.  In 2023, we closed three separate real estate sales, in which we sold real estate with a combined book value of $43.1 million for a total of $107.0 million and recognized a net pre-tax gain of $63.9 million.  We had real estate sales of $0.8 million during 2022.
We had $8.1 million in real estate joint ventures at December 31, 2024, compared with $8.7 million at December 31, 2023.  In 2023, we contributed land with a fair value and book value of $4.7 million to a real estate joint venture.
We periodically review our real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  No impairments were recorded during 2024 or 2023.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $34.8 million at December 31, 2024, compared to $32.6 million at December 31, 2023.  We had one non-income producing real estate joint venture at December 31, 2024, which had a carrying value of $5.3 million.  We had one non-income producing real estate joint venture at December 31, 2023, which had a carrying value of $5.5 million.
Concentrations
We did not hold any investments in a single issuer and its affiliates that exceeded 10% of stockholders' equity at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.  The fair value of investments in certain fixed maturity funds classified as Level 3 investments are calculated through internal matrices using current market conditions for similar securities.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair value of deposits with no stated maturity is estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as Level 3.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, because it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized an external third-party pricing service at both December 31, 2024 and December 31, 2023 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2024, approximately 79% of the carrying value of these investments was from an external pricing service, 21% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2023, approximately 78% of the carrying value of these investments was from an external pricing service, 22% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from the external pricing service for reasonableness and unusual fluctuations, but we generally accept the price identified.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Mortality Table.  The source for risk-free rates is the Treasury (CMT) rate curve.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2024
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,148	$69,796	$—	$81,944
Federal agency issued residential mortgage-backed securities [1]	—	41,968	—	41,968
Subtotal	12,148	111,764	—	123,912
Corporate obligations	—	1,721,253	—	1,721,253
Municipal securities	—	249,505	—	249,505
Asset-backed securities and collateralized loan obligations	—	242,944	10,000	252,944
Redeemable preferred stocks	—	2,418	—	2,418
Fixed maturity securities	12,148	2,327,884	10,000	2,350,032
Equity securities	79	432	308	819
Short-term investments	64,917	—	—	64,917
Other investments	—	9,467	299	9,766
Separate account assets	—	413,426	—	413,426
Total	$77,144	$2,751,209	$10,607	$2,838,960

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$8,114	$8,114
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(3,723)	(3,723)
Separate account liabilities	—	413,426	—	413,426
Total	$—	$413,426	$4,391	$417,817

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2023
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,108	$88,038	$—	$97,146
Federal agency issued residential mortgage-backed securities [1]	—	48,693	—	48,693
Subtotal	9,108	136,731	—	145,839
Corporate obligations	—	1,695,640	—	1,695,640
Municipal securities	—	262,839	—	262,839
Asset-backed securities and collateralized loan obligations	—	235,325	10,000	245,325
Redeemable preferred stocks	—	2,400	—	2,400
Fixed maturity securities	9,108	2,332,935	10,000	2,352,043
Equity securities	146	446	253	845
Short-term investments	91,569	—	—	91,569
Other investments	—	9,009	308	9,317
Separate account assets	—	395,946	—	395,946
Total	$100,823	$2,738,336	$10,561	$2,849,720

Percent of total	4%	96%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$7,634	$7,634
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,992)	(2,992)
Separate account liabilities	—	395,946	—	395,946
Total	$—	$395,946	$4,642	$400,588

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2024
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Guaranteed Minimum Withdrawal Benefits
Beginning balance	$10,561	$7,634	$(2,992)
Included in earnings	46	480	(1,239)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—
Issuances	—	—	8
Sales	—	—	—
Other dispositions	—	—	500
Transfers out of Level 3	—	—	—
Ending balance	$10,607	$8,114	$(3,723)

	2023
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Guaranteed Minimum Withdrawal Benefits
Beginning balance	$778	$2,802	$(2,849)
Included in earnings	(217)	4,832	178
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	10,000	—	—
Issuances	—	—	46
Sales	—	—	—
Other dispositions	—	—	(367)
Transfers out of Level 3	—	—	—
Ending balance	$10,561	$7,634	$(2,992)
We did not have any transfers between any levels during the years ended December 31, 2024 or December 31, 2023.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2024.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (3,723)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.44%-0.91%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2023.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (2,992)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.47%-1.05%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2024	2023
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$—	$—
A 10% decrease in the lapse assumption	(0.1)	(0.1)
A 10% increase in the benefit utilization	0.2	0.3
A 10 basis point increase in the credit spreads used for non-performance	(0.1)	(0.1)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables present a summary of fair value estimates for financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2024
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$531,008	$531,008	$575,068
Policy loans	—	—	84,913	84,913	84,913
Other investments	—	7,625	—	7,625	7,625

Liabilities:
Individual and group annuities	—	—	1,020,099	1,020,099	1,037,019
Supplementary contracts and annuities without life contingencies	—	—	47,263	47,263	50,915
Policyholder account balances:
Funding agreements	—	120,835	—	120,835	120,835

	2023
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$551,387	$551,387	$592,328
Policy loans	—	—	84,025	84,025	84,025
Other investments	—	6,671	—	6,671	6,671

Liabilities:
Individual and group annuities	—	—	1,050,117	1,050,117	1,066,702
Supplementary contracts and annuities without life contingencies	—	—	52,117	52,117	56,026
Policyholder account balances:
Funding agreements	—	101,092	—	101,092	101,092

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2024	2023
Agent receivables, net (allowance for credit losses: 2024 - $274; 2023 - $192)	$1,904	$1,662
Investment-related financing receivables:
Mortgage loans, net (allowance for credit losses: 2024 - $1,416; 2023 - $1,581)	575,068	592,328
Total financing receivables	$576,972	$593,990
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2024			2023
	Gross Receivables	Allowance for Credit Losses	Net Receivables	Gross Receivables	Allowance for Credit Losses	Net Receivables
Agent specific loans	$461	$159	$302	$491	$144	$347
Other agent receivables	1,717	115	1,602	1,363	48	1,315
Total	$2,178	$274	$1,904	$1,854	$192	$1,662
The following table provides a rollforward of the allowance for credit losses for agent receivables at December 31.  Upon the adoption of ASU No. 2016-13 on January 1, 2023, we changed from an allowance for doubtful accounts to an allowance for credit losses.  We determined that no adjustments needed to be made to our allowance upon adoption of this guidance.
	2024	2023
Beginning of year	$192	$198
Additions for credit losses not previously recorded	22	—
Additions (reductions) for credit losses recorded in a previous period	60	(6)
End of year	$274	$192
The following table details the activity within the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
2022
Beginning of year	$912
Additions	261
Deductions	(975)
End of year	$198
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for credit losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2024	2023
Mortgage loans collectively evaluated for impairment	$576,484	$593,909
Mortgage loans individually evaluated for impairment	—	—
Allowance for credit losses	(1,416)	(1,581)
Carrying value	$575,068	$592,328
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due or in nonaccrual status at December 31, 2024 or December 31, 2023.
We had no troubled debt restructurings during 2024 or 2023.
Effective January 1, 2023, the Company adopted ASU No. 2016-13, which revised the credit loss recognition criteria for mortgage loans by replacing the existing incurred loss recognition model with the current expected credit loss model.  The objective of the current expected credit loss model is for the reporting entity to recognize its estimate of current expected credit losses for affected financial assets in an allowance for credit losses that is deducted from the amortized cost basis of the related financial assets.  This results in presenting the net carrying value of the financial assets at the amount expected to be collected.
The following table provides a rollforward of the allowance for credit losses for mortgage loans, after the adoption of ASU No. 2016-13 at December 31.
	2024	2023
Beginning of year	$1,581	$2,753
Provision for adoption of ASU No. 2016-13	—	(1,060)
Additions for credit losses not previously recorded	138	206
Additions (reductions) for credit losses recorded in a previous period	(303)	(318)
End of year	$1,416	$1,581
The following table details the activity within the allowance for mortgage loan losses, prior to the adoption of ASU No. 2016-13 at December 31.  The provision reflected new loans and maturities and the deductions reflected payments on loans and recoveries received.
2022
Beginning of year	$2,792
Provision	387
Deductions	(426)
End of year	$2,753

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The allowance for credit losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for credit losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for credit losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for credit losses and the loan balance is reduced.  In the event that a property is foreclosed, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain alternative investment funds that are also classified as VIEs.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of affordable housing VIE investments in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding our affordable housing VIE investments that generate tax credits and related amortization for the years ended December 31.
	2024	2023	2022
Federal income tax credits realized	$—	$—	$405
Amortization	65	125	193
Our investments in other real estate VIEs and alternative investment fund VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2024, December 31, 2023, or December 31, 2022.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2024 and December 31, 2023.  The table includes investments in three real estate joint ventures, four affordable housing real estate joint ventures, and eight alternative investment funds at December 31, 2024.  The table includes investments in two real estate joint ventures, five affordable housing real estate joint ventures, and five alternative investment funds at December 31, 2023.
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$6,814	$20,010	$7,213	$14,771
Affordable housing real estate joint ventures	1,271	2,769	1,481	6,243
Alternative investment funds	47,973	102,879	24,824	68,304
Total	$56,058	$125,658	$33,518	$89,318
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and alternative investment funds is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
The maximum exposure to loss on affordable housing joint ventures included $1.5 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2024, compared to $4.8 million at December 31, 2023.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.  We did not have any recapture events during 2024 or 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $413.4 million at December 31, 2024 and $395.9 million at December 31, 2023.  Variable universal life and variable annuity assets comprised 36% and 64% of total separate account assets in 2024, compared to 34% and 66% of the total in 2023.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2024	2023
Balance at beginning of year	$395,946	$381,581
Deposits on variable policyholder contracts	16,039	15,672
Transfers from (to) general account	853	(1,921)
Investment performance	62,823	63,093
Policyholder benefits and withdrawals	(50,663)	(50,759)
Contract charges	(11,572)	(11,720)
Balance at end of year	$413,426	$395,946
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $80.8 million at December 31, 2024.  The fair value of the separate accounts with the GMWB rider was $86.4 million at December 31, 2023.  The GMWB guarantee liability was $(3.7) million at December 31, 2024 and $(3.0) million at December 31, 2023.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $413.4 million at December 31, 2024 and $395.9 million at December 31, 2023, and corresponding Separate Account Liabilities of equal amounts.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.1 million at both December 31, 2024 and December 31, 2023.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $361.7 million at December 31, 2024 and $347.6 million at December 31, 2023.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $33.5 million at December 31, 2024 and $34.4 million at December 31, 2023 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2024 and December 31, 2023.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate account balances for variable annuity contracts were $266.0 million at December 31, 2024 and $259.9 million at December 31, 2023.  The total reserve held for variable annuity GMDB was $0.1 million at both December 31, 2024 and  December 31, 2023.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2024 and 2023 is provided below.
	2024			2023
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$197,552	$82	65.4	$198,319	$613	64.5
Return of the greater of the highest anniversary contract value or net deposits	9,280	30	71.8	8,405	328	73.7
Return of the greater of every fifth year highest anniversary contract value or net deposits	4,426	2	70.4	4,295	13	69.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	54,771	2,087	67.1	48,926	4,584	66.4
Total	$266,029	$2,201	66.1	$259,945	$5,538	65.3
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2024	2023
Money market	$1,289	$1,454
Fixed income	11,729	11,182
Balanced	68,113	69,086
International equity	15,443	15,650
Intermediate equity	139,963	134,317
Aggressive equity	29,492	28,256
Total	$266,029	$259,945

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2024
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$562	$31,707	$1,929	$34,198
Less reinsurance recoverable	(394)	(22,673)	(1,899)	(24,966)
Net liability at beginning of year	168	9,034	30	9,232
Incurred benefits related to:
Current year	215	32,717	42	32,974
Prior years [1]	(23)	(722)	(22)	(767)
Total incurred benefits	192	31,995	20	32,207
Paid benefits related to:
Current year	201	27,127	17	27,345
Prior years	37	4,496	8	4,541
Total paid benefits	238	31,623	25	31,886
Net liability at end of year	122	9,406	25	9,553
Reinsurance recoverable	287	22,255	1,656	24,198
Gross liability at end of year	$409	$31,661	$1,681	$33,751

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$560	$27,777	$2,199	$30,536
Less reinsurance recoverable	(399)	(20,006)	(2,169)	(22,574)
Net liability at beginning of year	161	7,771	30	7,962
Incurred benefits related to:
Current year	16	28,782	32	28,830
Prior years [1]	(10)	1,216	(24)	1,182
Total incurred benefits	6	29,998	8	30,012
Paid benefits related to:
Current year	1	23,366	2	23,369
Prior years	(2)	5,369	6	5,373
Total paid benefits	(1)	28,735	8	28,742
Net liability at end of year	168	9,034	30	9,232
Reinsurance recoverable	394	22,673	1,899	24,966
Gross liability at end of year	$562	$31,707	$1,929	$34,198

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$669	$30,670	$2,293	$33,632
Less reinsurance recoverable	(353)	(21,991)	(2,263)	(24,607)
Net liability at beginning of year	316	8,679	30	9,025
Incurred benefits related to:
Current year	18	27,792	34	27,844
Prior years [1]	(99)	(805)	(20)	(924)
Total incurred benefits	(81)	26,987	14	26,920
Paid benefits related to:
Current year	3	23,125	4	23,132
Prior years	71	4,770	10	4,851
Total paid benefits	74	27,895	14	27,983
Net liability at end of year	161	7,771	30	7,962
Reinsurance recoverable	399	20,006	2,169	22,574
Gross liability at end of year	$560	$27,777	$2,199	$30,536

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2024	2023	2022
Individual Insurance Segment:
Individual accident and health	$409	$562	$560
Individual life	32,273	36,385	32,966
Deferred annuity	2,918	4,079	2,936
Subtotal	35,600	41,026	36,462

Group Insurance Segment:
Group accident and health	31,661	31,707	27,777
Group life	3,777	2,475	3,453
Subtotal	35,438	34,182	31,230

Old American Segment:
Individual accident and health	1,681	1,929	2,199
Individual life	9,108	8,364	10,141
Subtotal	10,789	10,293	12,340
Total	$81,827	$85,501	$80,032
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at both December 31, 2024 and December 31, 2023.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2024 was $5.3 million, consisting of an undiscounted amount of $6.6 million and an aggregated discount amount deducted of $1.3 million.  Discount rates ranged from 2.60% to 6.60% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2024.  The information about incurred claims development for the years ended December 31, 2015 to December 31, 2023 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
2015	$989	$918	$701	$697	$643	$646	$641	$644	$646	$647	$—	230
2016		1,694	1,552	1,382	1,412	1,284	962	947	967	968	—	246
2017			2,038	1,727	1,513	1,436	1,431	1,369	1,410	1,388	—	261
2018				2,473	2,192	2,135	1,745	1,620	1,837	1,687	—	298
2019					2,056	2,036	1,879	1,778	1,870	1,887	—	333
2020						1,483	1,094	936	972	967	—	201
2021							1,873	1,496	1,359	1,230	—	228
2022								1,609	1,616	1,381	—	203
2023									2,291	2,184	—	224
2024										1,861	651	132
										$14,200
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2024.  The information about paid claims development for the years ended December 31, 2015 to December 31, 2023 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
2015	$100	$390	$491	$531	$545	$561	$573	$584	$594	$603
2016		164	505	626	690	736	783	804	828	837
2017			162	549	703	785	867	926	976	1,021
2018				208	681	869	1,012	1,108	1,189	1,237
2019					251	752	980	1,108	1,200	1,302
2020						162	469	604	660	703
2021							237	706	846	865
2022								177	640	781
2023									259	805
2024										180
									Total	$8,334
All outstanding liabilities before 2015, net of reinsurance										$803
Liabilities for claims and claim adjustment expenses, net of reinsurance										$6,669

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2024	2023
Net outstanding liabilities:
Group long-term disability	$6,669	$7,507
Other short-duration contracts	6,865	6,019
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	13,534	13,526
Reinsurance recoverable on unpaid claims:
Group long-term disability	27,602	30,510
Other short-duration contracts	3,161	2,736
Total reinsurance recoverable on unpaid claims	30,763	33,246

Insurance lines other than short-duration	44,304	48,834
Impact of discounting	(6,774)	(10,105)
	37,530	38,729
Total gross liability for unpaid claims and claim adjustment expenses	$81,827	$85,501
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2024.
	Years
	1	2	3	4	5
Group long-term disability	14.00%	32.30%	12.20%	5.90%	4.60%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2024 and 2023.  Assumed participating business from the acquisition of closed blocks of business accounted for 87% of total participating statutory premiums in 2024 and 93% in 2023.   Participating business equaled 4% of total life insurance in force at both December 31, 2024 and December 31, 2023.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2024 and December 31, 2023.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2024 or December 31, 2023.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at both December 31, 2024 and December 31, 2023,  with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2025.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2024 or 2023 and had no outstanding borrowings as of December 31, 2024 or December 31, 2023.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2024, collateral comprised primarily of securities and mortgages in the amount of $356.6 million, with a fair value of $321.3 million, were pledged to the FHLB, providing a borrowing capacity of $257.4 million.  At December 31, 2023, collateral comprised primarily of securities and mortgages in the amount of $324.2 million, with a fair value of $286.6 million, were pledged to the FHLB, providing a borrowing capacity of $224.2 million.  The interest rates are variable and are set by the FHLB at the time of the advance.  The Company's capital investment in the FHLB totaled $7.6 million at December 31, 2024 and $6.7 million at December 31, 2023 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on this capital investment totaled $0.6 million for the year ended December 31, 2024, $0.5 million for the year ended December 31, 2023, and $0.3 million for the year ended December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Funding Agreements
The Company has advance funding agreements with the FHLB.  Under the agreements, the Company pledges collateral in the form of fixed maturity securities and commercial mortgage loans and receives cash, which is then reinvested, primarily into other fixed maturity securities that have a variable interest rate.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.  During the third quarter of 2024, we increased our maximum participation level to $140.0 million with this program. At December 31, 2023, our maximum participation level was $100.0 million with this program.  These agreements mature between 2026 and 2029, and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.
The following table provides information regarding our funding agreements with the FHLB at December 31.
	2024	2023
Total obligations outstanding	$120,000	$100,000
Accrued interest	835	1,092
The following table provides information regarding our funding agreements with the FHLB for the years ended December 31.
	2024	2023	2022
Interest credited	$6,208	$5,777	$2,050
Cash interest payments	6,464	5,299	1,459
Interest income on the variable rate fixed maturity securities	8,139	7,150	3,099

11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2024	2023	2022
Current income tax expense	$7,229	$20,479	$2,496
Deferred income tax benefit	(8,590)	(6,089)	(7,035)
Total income tax expense (benefit)	$(1,361)	$14,390	$(4,539)
The following table provides information about taxes paid for the years ended December 31.
	2024	2023	2022
Cash paid for income taxes	$19,382	$9,519	$2,766
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2024	2023	2022
Federal income tax rate	21%	21%	21%
Tax credits, net of equity adjustment	6%	—%	2%
Permanent differences and other	(5)%	—%	(1)%
Effective income tax rate	22%	21%	22%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2024	2023
Deferred tax assets:
Future policy benefits	$16,173	$17,485
Unrealized investment losses	45,961	38,505
Employee retirement benefits	919	3,737
Tax carryovers	39	75
Legal reserve	10,396	5,956
Other	7,594	6,708
Deferred tax assets	81,082	72,466
Valuation allowance	—	(37)
Deferred tax assets, net of valuation allowance	81,082	72,429
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	(2,413)	(2,160)
Capitalization of DAC, net of amortization	(25,456)	(29,710)
VOBA	(2,937)	(2,881)
Property and equipment	(1,378)	(2,028)
Deferred tax liabilities	(32,184)	(36,779)
Net deferred tax asset	48,898	35,650
Current tax asset (liability)	334	(11,883)
Income taxes receivable	$49,232	$23,767
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carry-back and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2021.  We are not currently under examination by the Internal Revenue Service (IRS).
The Inflation Reduction Act, which was enacted on August 16, 2022, includes a new corporate alternative minimum tax (CAMT).  This Act went into effect for tax years beginning after December 31, 2022.  The Company has determined that it does not expect to be subject to the CAMT in 2024 was not subject to the CAMT in 2023.
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.  The Company recognized no tax benefit related to tax penalty and interest expense in 2024, 2023, or 2022.
We had no material uncertain tax positions at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2024	2023	2022
Income tax expense (benefit)	$(1,361)	$14,390	$(4,539)
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	(7,455)	18,326	(97,428)
Effect on DAC, VOBA, and DRL	868	(1,610)	8,330
Change in policyholder liabilities	—	—	7,112
Change in benefit plan obligations	1,930	1,553	(1,970)
Cumulative effect of adoption of new accounting principle	—	(150)	—
Total income tax expense (benefit) included in financial statements	$(6,018)	$32,509	$(88,495)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for both 2024 and 2023.
The benefits expected to be paid in each year from 2025 through 2029 are as follows: $9.4 million in 2025; $7.4 million in 2026; $7.4 million in 2027; $8.1 million in 2028; and $7.5 million in 2029.  The aggregate benefits expected to be paid in the five years from 2030 through 2034 are $31.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2024 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2025 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2024	Target Allocation	2023	Target Allocation
Equity securities	41%	28% - 48%	38%	28% - 48%
Asset allocation and alternative assets	12%	10% - 20%	12%	10% - 20%
Debt securities	47%	30% - 60%	50%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The assumption for the expected long-term rate of return on plan assets was 6.75% at December 31, 2024 and 6.83% at December 31, 2023.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2025, the assumption for the expected long-term rate of return on plan assets was 6.44%, net of plan expenses.
The assumed discount rate used to determine the benefit obligation was 5.34% for pension benefits and 5.42% for postemployment benefits at December 31, 2024 and 4.70% for pension benefits and 4.76% for postemployment benefits at December 31, 2023.  The discount rates were determined by reference to the FTSE Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2024.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2025 through 2029 are as follows: $1.0 million in 2025; $0.9 million in 2026; $0.9 million in 2027; $0.7 million in 2028; and $0.8 million in 2029.  The aggregate benefits expected to be paid in the five years from 2030 through 2034 are $3.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2024.  The 2025 contribution for the postemployment medical plans is estimated to be $1.0 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in gains of $4.3 million during 2024 and losses of $1.5 million during 2023.  The pension plan included losses from asset returns compared to expected returns of $0.1 million in 2024 and gains of $7.2 million in 2023.  The mortality assumption and lump sum interest changes resulted in losses of $0.4 million in 2024 and losses of less than $0.1 million in 2023.  The pension plan included gains from census change of $1.4 million and gains from future cost of living adjustment of $0.5 million in 2024.  The pension plan included losses from census change of $0.2 million and gains from future cost of living adjustment of $0.5 million in 2023.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in losses of $0.7 million in 2024 and losses of $0.3 million during 2023.  Other postretirement benefits included gains from census change of $0.3 million in 2024 and losses of $0.4 million in 2023.  Additionally, gains from updated claims costs and premiums resulted in gains of $1.3 million in 2024 and gains of $0.8 million in 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2024	2023	2024	2023
Change in projected benefit obligation:
Benefit obligation at beginning of year	$94,874	$97,678	$12,643	$12,975
Service cost	—	—	59	67
Interest cost	4,225	4,537	580	622
Plan participants' contributions	—	—	478	638
Actuarial loss (gain)	(5,948)	1,339	(2,431)	(266)
Benefits paid	(8,658)	(8,680)	(1,298)	(1,393)
Benefit obligation at end of year	$84,493	$94,874	$10,031	$12,643

Change in plan assets:
Fair value of plan assets at beginning of year	$143,456	$135,892	$—	$—
Return on plan assets	9,498	16,109	—	—
Plan participants' contributions	—	—	478	638
Company contributions	135	135	820	755
Benefits paid	(8,658)	(8,680)	(1,298)	(1,393)
Plan expenses	(239)	—	—	—
Fair value of net plan assets at end of year	$144,192	$143,456	$—	$—

Under (over) funded status at end of year	$(59,699)	$(48,582)	$10,031	$12,643

	Pension Benefits		OPEB
	2024	2023	2024	2023
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$56,172	$64,590	$(12,826)	$(11,986)
Prior service credit	(1,010)	(1,076)	—	—
Total accumulated other comprehensive income (loss)	$55,162	$63,514	$(12,826)	$(11,986)

	Pension Benefits		OPEB
	2024	2023	2024	2023
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net gain	$(5,855)	$(5,832)	$(2,431)	$(266)
Amortization of net gain (loss)	(2,563)	(2,991)	1,591	1,626
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$(8,352)	$(8,757)	$(840)	$1,360

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	Pension Benefits		OPEB
	2024	2023	2024	2023
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.34%	4.70%	5.42%	4.76%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.70%	4.90%	4.76%	4.96%
Expected return on plan assets	6.75%	6.83%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2024	2023
Fixed maturity securities:
U.S. Government	$18	$25
Industrial and public utility	3,175	5,125
Investment funds:
Mutual funds	49,912	47,964
Collective trust	89,344	88,804
Limited partnerships	1,427	1,429
Other invested assets	10	15
Cash and cash equivalents	38	45
Receivables	268	49
Fair value of assets at end of year	$144,192	$143,456

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2024
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$18	$—	$18
Industrial and public utility	—	3,175	—	3,175
Mutual funds	49,912	—	—	49,912
Other invested assets	—	—	10	10
Total assets in the fair value hierarchy	49,912	3,193	10	53,115

Investments measured at net asset value: [1]
Collective trust				89,344
Limited partnerships				1,427
Investments at fair value				$143,886

	2023
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$25	$—	$25
Industrial and public utility	—	5,125	—	5,125
Mutual funds	47,964	—	—	47,964
Other invested assets	—	—	15	15
Total assets in the fair value hierarchy	47,964	5,150	15	53,129

Investments measured at net asset value: [1]
Collective trust				88,804
Limited partnerships				1,429
Investments at fair value				$143,362

[1] These investments are valued based on net asset value per unit. These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
		2024	2023
Beginning balance	$	$ 15	$30
Gains (losses) realized and unrealized		(5)	(15)
Ending balance	$	$ 10	$15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2024	2023	2022	2024	2023	2022
Service cost	$—	$—	$—	$59	$67	$124
Interest cost	4,225	4,537	2,942	580	622	498
Expected return on plan assets	(9,351)	(8,938)	(9,667)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,563	2,991	2,066	(1,591)	(1,626)	(902)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(2,629)	(1,476)	(4,725)	(952)	(937)	(280)
Total recognized in other comprehensive income (loss)	(8,352)	(8,757)	14,067	(840)	1,360	(4,673)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(10,981)	$(10,233)	$9,342	$(1,792)	$423	$(4,953)
For measurement purposes at December 31, 2024, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.80%, decreasing gradually to 5.00% in 2030 and thereafter.  For measurement purposes at December 31, 2023, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.15%, decreasing gradually to 5.0% in 2030 and thereafter.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in each of 2024, 2023, and 2022.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in each of 2024, 2023, and 2022.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in each of 2024, 2023, and 2022.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company made an additional profit sharing contribution of $1.5 million in 2024.  The Company did not make an additional profit sharing contribution in 2023 or 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price, multiplied by the number of units attributable to each participant.  Amounts are accrued and paid at the end of each three-year interval if the stock price appreciates.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2024.
Defined Measurement Period		Number of Units	Grant Price
2022-2024		116,859	$42.03
2023-2025		179,314	$27.60
2024-2026		161,947	$31.47
2025-2027	[1]	102,868	$36.23
[1] Effective January 1, 2025
The Company did not make a cash payment under the long-term incentive plan during 2024 for the three-year interval ended December 31, 2023.  The Company did not make a cash payment under the long-term incentive plan during 2023 for the three-year interval ended December 31, 2022.  The Company made a cash payment of $1.3 million under the long-term incentive plan during 2022 for the three-year interval ended December 31, 2021.  The cost of share-based compensation accrued as an operating expense during 2024 was $0.8 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2023 was $0.3 million, net of tax.  The change in accrual that reduced operating expense during 2022 was $1.1 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
l4. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2024	2023	2022
Life insurance in force (in millions):
Direct	$48,054	$49,365	$50,479
Ceded	(29,796)	(30,719)	(31,667)
Assumed	3,670	3,962	4,316
Net	$21,928	$22,608	$23,128

Premiums:
Life insurance:
Direct	$250,676	$262,373	$259,646
Ceded	(113,540)	(108,714)	(106,060)
Assumed	5,316	6,200	5,776
Net	$142,452	$159,859	$159,362

Accident and health:
Direct	$64,168	$61,546	$59,253
Ceded	(10,257)	(10,239)	(10,007)
Net	$53,911	$51,307	$49,246
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $7.5 million at December 31, 2024 and $8.5 million at December 31, 2023.  The reserve for future policy benefits ceded under this agreement was $4.7 million at December 31, 2024 and $5.3 million at December 31, 2023.
Ibexis Life & Annuity Insurance Company, a former subsidiary, entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Ibexis Life & Annuity Insurance Company recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $420.7 million at December 31, 2024 and $458.7 million at December 31, 2023.  Premiums totaled $4.9 million during 2024, $5.1 million during 2023, and $5.3 million during 2022.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began reinsuring 50% of new business on selected products.  This agreement was modified effective October 1, 2022, to reinsure 75% of new business on selected products and was subsequently modified to reinsure 50% on August 1, 2024.  The insurance in force ceded approximated $181.0 million at December 31, 2024 and $135.5 million at December 31, 2023.  Premiums totaled $13.3 million during 2024, $10.4 million during 2023, and $5.4 million during 2022.
In 2022, the Company reinsured a block of fixed annuity business to a certified domestic reinsurer.  The agreement requires the Company to administer this business on an ongoing basis, and we will receive an expense allowance associated with these efforts.  At inception, the Company recorded a deferred revenue liability that is included in Other Liabilities in the Consolidated Balances Sheets.  This liability is being amortized over future periods consistent with the amortization of the Deposit Asset on Reinsurance.  The Company determined that the reinsurance agreement did not expose the reinsurer to a significant loss from reinsurance risk.  Therefore, the Company recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2024, investment income recognized was $14.7 million and interest credited on the block totaled $14.6 million.  In 2023, investment income recognized was $16.5 million and interest credited on the block was $16.4 million.  In 2022, the investment income recognized was $25.6 million less $3.8 million in transferred investment income and the interest credited on the block was $13.9 million.  The Deposit Asset on Reinsurance balance was $377.5 million at December 31, 2024 and $419.4 million at December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Reinsurance recoverables were $404.2 million at year-end 2024, consisting of reserves ceded of $371.3 million and claims ceded of $32.9 million.  Reinsurance recoverables were $409.2 million at year-end 2023, consisting of reserves ceded of $365.3 million and claims ceded of $43.9 million.
The maximum retention on any one life during 2024 and 2023 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose recoverable was 5% or greater of our total reinsurance recoverable and deposit asset on reinsurance at December 31, 2024, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable and Deposit Asset on Reinsurance	% of Recoverable
RGA Reinsurance Company	A+	$ 520,453	67%
Transamerica Life Insurance Company	A	70,310	9%
Swiss Re Life & Health America, Inc	A+	49,545	6%
SCOR Global Life USA Reinsurance Company	A	42,082	5%
Other (23 Companies)		99,276	13%
Total		$ 781,666	100%
We monitor the financial condition of our reinsurance partners to assess the risk of default.  We have a significant concentration of credit risk with RGA Reinsurance Company (RGA).  We believe that all of our reinsurance recoverables from RGA are collectible as of December 31, 2024.  In the event of a failure of RGA to perform its obligations under its reinsurance treaties, there could be a material impact on our financial position and results of operations.  RGA had an A+ (Superior) financial strength rating from A.M. Best and an AA- (Very Strong) financial strength rating from S&P Global Ratings as of December 31, 2024.
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating as well as significant changes or events of the reinsurer.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.  If we believe it is probable that any reinsurer would not be able to satisfy its obligations with us, an allowance for credit losses may be established.  At year-end 2024 and year-end 2023, one reinsurer met these conditions.
We had a reinsurance agreement with Scottish Re, with a reinsurance recoverable for ceded claims of $3.4 million and an allowance for credit losses of $1.4 million at both December 31, 2024 and December 31, 2023.  On March 6, 2019, Scottish Re was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware.  The Receiver filed a Motion for Entry of a Liquidation and Injunction Order on July 18, 2023.  We will continue to monitor the Liquidation and Injunction Order and expected recovery of the reinsurance recoverable.  Through our credit loss analysis, which included historical loss information, historical credit rating data, and existing financial information, we recorded a $1.8 million allowance for credit losses for the reinsurance recoverable upon adoption of ASU No. 2016-13 on January 1, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
As discussed in Note 1 - Nature of Operations and Significant Accounting Policies, the Company adopted ASU No. 2016-13 pertaining to the recognition and measurement of credit losses on reinsurance recoverables effective January 1, 2023.  We determined that an allowance was not required at December 31, 2024, with the exception of reinsurance recoverables from Scottish Re US Inc. (Scottish Re).
The following table provides a rollforward of the allowance for credit losses for reinsurance recoverables and other assets for the years ended December 31.
	2024		2023
	Reinsurance Recoverable	Other Assets	Reinsurance Recoverable	Other Assets
Beginning of year	$1,353	$737	$—	$—
Provision for adoption of ASU No. 2016-13	—	—	1,772	—
Additions for credit losses not previously recorded	—	—	—	737
Additions (reductions) for credit losses recorded in a previous period	14	—	(419)	—
End of year	$1,367	$737	$1,353	$737
Effective October 1, 2023, coinsurance on term life insurance policies held through Scottish Re was recaptured, resulting in the release of ceded reserves of $1.5 million.  The mortality risk on this business was subsequently reinsured on a yearly renewable term (YRT) basis to one of our existing domestic reinsurance partners.  The receivable for ceded reserves and premium related to the previously coinsured policies was $1.8 million at both December 31, 2024 and December 31, 2023.  This receivable is recorded in Other Assets in the Consolidated Balance Sheets.  The allowance for credit losses on this receivable was $0.7 million at both December 31, 2024 and December 31, 2023.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products from Security Benefit Life Insurance Company in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $437.5 million of life insurance in force at December 31, 2024 and $473.8 million of life insurance in force at December 31, 2023.  This block generated life insurance premiums of $1.5 million in 2024, $1.7 million in 2023, and $1.6 million in 2022.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $361.7 million of separate account balances at December 31, 2024, which are included in the financial statements of American Family, compared to $347.6 million at December 31, 2023.  This block consisted of $0.5 million of future policy benefits and $33.5 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2024.  This block consisted of $0.5 million of future policy benefits and $34.4 million in fixed fund balances at December 31, 2023.
Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company for all direct policyholder liabilities written by Ibexis Life & Annuity Insurance Company.  Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  As Ibexis Life & Annuity Insurance Company was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company is pursuing a novation plan, whereby policies under this agreement will be converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2024, approximately three-fourths of the reserves for these policies had been converted.  This block had $827.8 million of life insurance in force at December 31, 2024 and generated life insurance premiums of $1.1 million in 2024.  This block had $916.2 million of life insurance in force at December 31, 2023 and generated life insurance premiums of $1.1 million in 2023.  This block consisted of $26.7 million of future policy benefits and $178.6 million of policyholder account balances at December 31, 2024.  This block consisted of $28.4 million of future policy benefits and $187.0 million of policyholder account balances at December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  Furthermore, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2024
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$(41,176)	$(8,646)	$(32,530)
Reclassification of unrealized investment gains/losses	5,673	1,191	4,482
Effect on DAC, VOBA, and DRL	4,134	868	3,266
Change in benefit plan obligations	9,192	1,930	7,262
Other comprehensive loss	$(22,177)	$(4,657)	$(17,520)
Net loss			(4,965)
Comprehensive loss			$(22,485)

	Year Ended December 31, 2023
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$80,958	$17,001	$63,957
Reclassification of unrealized investment gains/losses	6,308	1,325	4,983
Effect on DAC, VOBA, and DRL	(7,665)	(1,610)	(6,055)
Change in benefit plan obligations	7,397	1,553	5,844
Other comprehensive income	$86,998	$18,269	$68,729
Net income			54,920
Comprehensive income			$123,649

	Year Ended December 31, 2022
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$(474,535)	$(99,652)	$(374,883)
Reclassification of unrealized investment gains/losses	10,591	2,224	8,367
Effect on DAC, VOBA, and DRL	39,664	8,330	31,334
Change in policyholder liabilities	33,877	7,112	26,765
Change in benefit plan obligations	(9,394)	(1,970)	(7,424)
Other comprehensive loss	$(399,797)	$(83,956)	$(315,841)
Net loss			(16,218)
Comprehensive loss			$(332,059)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2024, net of tax.
	Unrealized Gain (Loss) on Securities	DAC/ VOBA/DRL Impact	Benefit Plan Obligations	Total
Beginning of year	$(144,854)	$12,701	$(40,708)	$(172,861)
Other comprehensive income (loss) before reclassification	(32,530)	3,266	7,262	(22,002)
Amounts reclassified from accumulated other comprehensive income (loss)	4,482	—	—	4,482
Net current-period other comprehensive income (loss)	(28,048)	3,266	7,262	(17,520)
End of year	$(172,902)	$15,967	$(33,446)	$(190,381)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2023, net of tax.
	Unrealized Gain (Loss) on Securities	DAC/ VOBA/DRL Impact	Benefit Plan Obligations	Total
Beginning of year	$(213,794)	$18,756	$(46,552)	$(241,590)
Other comprehensive income (loss) before reclassification	63,957	(6,055)	5,844	63,746
Amounts reclassified from accumulated other comprehensive income (loss)	4,983	—	—	4,983
Net current-period other comprehensive income (loss)	68,940	(6,055)	5,844	68,729
End of year	$(144,854)	$12,701	$(40,708)	$(172,861)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
	2024	2023
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment losses, excluding credit and impairment losses [1]	$(852)	$(6,308)
Income tax benefit [2]	179	1,325
Net of taxes	(673)	(4,983)

Intent-to-sell impairments [1]	(4,821)	—
Income tax benefit [2]	1,012	—
Net of taxes	(3,809)	—

Total pre-tax reclassifications	(5,673)	(6,308)
Total income tax benefit	1,191	1,325
Total reclassification, net of taxes	$(4,482)	$(4,983)

[1] (Increases) decreases included in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases included in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
2022
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(10,557)
Income tax benefit (expense) [2]	2,217
Net of taxes	(8,340)

Other-than-temporary impairment losses [1]	(34)
Income tax benefit [2]	7
Net of taxes	(27)

Total pre-tax reclassifications	(10,591)
Total income tax benefit (expense)	2,224
Total reclassification, net taxes	$(8,367)

[1] (Increases) decreases included in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases included in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during each of 2024, 2023, and 2022.  The number of shares outstanding at both December 31, 2024 and December 31, 2023 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
The accounting policies of all segments are the same as those described in Note 1 - Significant Accounting Policies.  The chief operating decision maker assesses performance for all segments and decides how to allocate resources based on net income (loss) that is also reported on the income statement as consolidated net income (loss).  The measure of segment assets is reported on the balance sheet as total consolidated assets.  The chief operating decision maker uses net income (loss), amongst other metrics, to assist in the evaluation of the performance of all segments, to determine plans and actions, and to direct the use of assets and capital.  The Company's chief operating decision maker is the chief executive officer.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide information about segment revenue, measures of segment profit or loss, significant segment expenses, and a measure of segment assets for the years ended December 31.
	2024
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$168,346	$70,126	$82,677	$321,149
Intersegment revenues	466	—	—	466
Net investment income [1]	150,596	451	13,569	164,616
Net investment losses	(366)	—	(310)	(676)
Other revenues	5,598	99	1	5,698
Total segment revenues	324,640	70,676	95,937	491,253
Elimination of intersegment revenues				(466)
Total revenues				490,787

Policyholder benefits	145,488	41,774	63,090	250,352
Interest credited to policyholder account balances	78,801	—	—	78,801
Amortization of deferred acquisition costs	17,138	—	18,117	35,255
Operating expenses:
Salaries and benefits	39,641	4,963	8,161	52,765
Other segment items [2]	54,551	20,887	4,968	80,406
Operating expenses	94,192	25,850	13,129	133,171
Total segment benefits and expenses	335,619	67,624	94,336	497,579
Elimination of intersegment expense				(466)
Total benefits and expenses				497,113

Income (loss) before income tax expense (benefit)	(10,979)	3,052	1,601	(6,326)
Income tax expense (benefit)	(2,337)	641	335	(1,361)
Net income (loss)	$(8,642)	$2,411	$1,266	$(4,965)

Assets	$4,550,450	$11,247	$457,263	$5,018,960

[1] Includes $4.0 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$178,907	$67,272	$87,574	$333,753
Intersegment revenues	450	—	—	450
Net investment income [1]	144,939	266	12,436	157,641
Net investment gains (losses)	62,141	—	(88)	62,053
Other revenues	5,365	107	1	5,473
Total segment revenues	391,802	67,645	99,923	559,370
Elimination of intersegment revenues				(450)
Total revenues				558,920

Policyholder benefits	160,115	40,145	65,528	265,788
Interest credited to policyholder account balances	74,311	—	—	74,311
Amortization of deferred acquisition costs	14,943	—	19,416	34,359
Operating expenses:
Salaries and benefits	41,011	5,146	8,043	54,200
Other segment items [2]	36,309	19,898	5,195	61,402
Operating expenses	77,320	25,044	13,238	115,602
Total segment benefits and expenses	326,689	65,189	98,182	490,060
Elimination of intersegment expense				(450)
Total benefits and expenses				489,610

Income before income tax expense	65,113	2,456	1,741	69,310
Income tax expense	13,504	515	371	14,390
Net income	$51,609	$1,941	$1,370	$54,920

Assets	$4,592,574	$10,808	$449,780	$5,053,162

[1] Includes $7.4 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$174,168	$64,662	$93,822	$332,652
Intersegment revenues	440	—	—	440
Net investment income [1]	142,605	266	11,008	153,879
Net investment losses	(16,486)	—	(157)	(16,643)
Other revenues	6,627	124	3	6,754
Total segment revenues	307,354	65,052	104,676	477,082
Elimination of intersegment revenues				(440)
Total revenues				476,642

Policyholder benefits	145,811	38,541	74,047	258,399
Interest credited to policyholder account balances	72,974	—	—	72,974
Amortization of deferred acquisition costs	20,225	—	20,368	40,593
Operating expenses:
Salaries and benefits	29,365	3,936	7,904	41,205
Other segment items [2]	58,417	20,447	5,804	84,668
Operating expenses	87,782	24,383	13,708	125,873
Total segment benefits and expenses	326,792	62,924	108,123	497,839
Elimination of intersegment expense				(440)
Total benefits and expenses				497,399

Income (loss) before income tax expense (benefit)	(19,438)	2,128	(3,447)	(20,757)
Income tax expense (benefit)	(4,262)	447	(724)	(4,539)
Net income (loss)	$(15,176)	$1,681	$(2,723)	$(16,218)

Assets	$4,524,863	$9,322	$430,964	$4,965,149

[1] Includes $3.0 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2024
	First	Second	Third	Fourth
Total revenues	$127,308	$122,512	$125,147	$115,820
Total benefits and expenses	125,344	116,546	123,478	131,745
Net income (loss)	1,554	4,735	1,321	(12,575)
Per common share, basic and diluted	0.16	0.49	0.14	(1.30)

	2023
	First	Second	Third	Fourth
Total revenues	$125,969	$123,952	$122,626	$186,373
Total benefits and expenses	130,080	118,296	116,785	124,449
Net income (loss)	(3,241)	4,463	4,599	49,099
Per common share, basic and diluted	(0.33)	0.46	0.47	5.07

19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain (loss) from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2024	2023	2022
Net gain (loss) from operations	$(13,492)	$495	$(20,319)
Net income (loss)	(9,953)	55,355	(21,532)
Capital and surplus	261,607	277,625	220,044
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2024 in the above table includes capital and surplus of $29.8 million for Old American and $25.3 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of capital and surplus at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2025 is $26.2 million, 10% of December 31, 2024 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2025 is $5.9 million, net gain from operations for the year ended December 31, 2024.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2025, without obtaining prior approval, are $2.5 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 490% to 900%, well in excess of the control level at December 31, 2024.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $9.7 million at December 31, 2024, $8.5 million at December 31, 2023, and $8.8 million at December 31, 2022.

20. Commitments, Regulatory Matters, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.
At December 31, 2024 and December 31, 2023, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2024 and December 31, 2023, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  At December 31, 2024, we had unfunded commitments of $54.9 million for additional alternative investment funds.  At December 31, 2023, we had unfunded commitments of $43.5 million for additional alternative investment funds.
At December 31, 2024, we had purchase commitments to fund mortgage loans of $9.3 million.  Subsequent to December 31, 2024, we entered into commitments to fund additional mortgage loans of $4.2 million.
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2019 for Kansas City Life and Old American.  The Ohio Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2019 for Grange Life Insurance Company.  No recommendations or financial adjustments were required as a result of those examinations.  A periodic examination by the Missouri Department of Insurance and the Ohio Department of Insurance based upon the year ended December 31, 2023 is currently ongoing.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and funding and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
21. Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life had ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group. On July 18, 2023, the Court entered a Liquidation and Injunction Order (the “Order”) detailing the termination of Scottish Re (US)'s existing reinsurance contracts and providing for a liquidation of its assets.  We have established an allowance for credit losses related to the reinsurance receivables related to our agreements with Scottish Re (US) under ASU No. 2016-13 as adopted by the Company on January 1, 2023.  We will continue to closely monitor developments related to the distribution of assets by the receiver as we evaluate the allowance for credit losses related to these reinsurance receivables in future financial periods. For additional information, please see Note 14 - Reinsurance.
We are also involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We accrue liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  If a range of loss is estimated, and some amount within that range appears to be a better estimate than any other amount within that range, then that amount is accrued.  If no amount within the range can be identified as a better estimate than any other amount, we accrue the minimum amount in the range.
For such matters where a loss is believed to be reasonably possible, but not probable, or the loss cannot be reasonably estimated, no accrual has been made. It is possible that such matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated as of December 31, 2024.  While the potential future liabilities could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, we do not believe any such liabilities are likely to have a material adverse effect on our business and our consolidated financial position, results of operations and cash flows, except for the matters described below under the heading "Cost of Insurance Litigation."
Cost of Insurance Litigation
The Company is involved in five related class actions alleging that we determined cost of insurance rates in excess of amounts permitted by the terms of certain universal and variable universal life insurance policies.  The Company also has two new putative class actions based on the same underlying claims.
•
The Company’s request for transfer to the Karr v. Kansas City Life case to the Missouri Supreme Court was denied in December 2024.  The case was remanded to the trial court and the judgment was satisfied in 2025.  For more information, see Note 22 - Subsequent Events below.

•
Meek v. Kansas City Life is a class action filed in the U.S. District Court for the Western District of Missouri.  The Court certified a class in this matter in February of 2022 that includes current and former policyowners who purchased certain universal life policies (described below) that were issued in the State of Kansas.  The class was limited to those whose policies were active on or after January 1, 2002.  The Court issued a summary judgment ruling in March of 2023 that related to claims by both plaintiffs and defendant.  The Court ruled in the favor of plaintiffs on the first three counts, which relate to permitted cost of insurance factors and mortality improvement, but only as to liability.  The Court ruled in favor of defendant on the fourth count, which relates to conversion.  The Court entered an Order partially decertifying the Class on June 20, 2023, further limiting the class to those Class members who incurred charges for “cost of insurance” or “expense charges” between June 18, 2014, and February 28, 2021.  In May 2023, the case went to jury trial, and the jury rendered a verdict in favor of the plaintiff in the amount of $0.9 million.  The 8th Circuit Court of Appeals affirmed the lower courts findings in January of 2025.  The Company has established an accrual as of December 31, 2024, in the amount of $1.0 million, which includes the $0.9 million judgment awarded by the Court and $0.1 million in post-judgment interest from the date of the judgement through year end 2024.  The amount, with any additional accrued interest, is expected to be paid later in 2025.

•
Sheldon v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  The Court certified a class in May of 2022 that includes contract owners who purchased certain Century II Variable Universal Life contracts that were issued in the State of Missouri and whose policies were active on or after January 1, 2002.  The Court granted partial Summary Judgment to plaintiffs on the contract counts at issue in the class action.  In September 2023, the case went to trial and the jury rendered a verdict in favor of the plaintiffs in the amount of $4.1 million.  Following an appeal to the Missouri Court of Appeals, the case was remanded to the 16th Circuit Court for entering a final judgment.  While the judgment is not final, the Court has entered an interim ruling granting prejudgment interest in the amount of $2.0 million.  If an adverse final judgment is entered, we intend to Appeal the ruling.

•
Fine v. Kansas City Life is a class action filed in the U.S. District Court for the Central District of California.  The Court certified a class in November of 2023, the Court certified a class that includes current individuals who purchased certain universal life and variable universal life policies in the state of California and whose policies were active on or after January 1, 2002.  The case is in discovery and trial is currently scheduled for late 2025.  The Fine matter includes different defenses and matters of law than the other cases.

•
McMillan v. Kansas City Life is a class action filed in the U.S. District Court for the District of Maryland.  The Court certified a class in January of 2025 that includes current and former policyholders who purchased certain universal life and certain variable universal life policies originally issued in the State of Maryland.  This case was filed on May 5, 2022, and discovery is ongoing.  The McMillan matter includes different defenses and matters of law than the other related cases.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
•
Van Zanten et al v. Kansas City Life is a putative class action filed in the U.S. District Court for the Western District of Missouri on February 12, 2025.  The proposed class action includes current and former policyholders in a number of different states and relates to the cost of insurance charges under certain universal life policies similar to those involved in the other cases.  The case is in its preliminary stages.  We have not yet responded to the claims and the Court has not held any hearings on the matter.  The Van Zanten et al matter includes different defenses and matters of law than the other related cases.

•
Van Zanten v. Kansas City Life is a putative class action filed in the 16th Circuit Court for the State of Missouri (Jackson County) on February 12, 2025.  The proposed class action includes current and former policyholders in a number of different states and relates to the cost of insurance charges under certain variable universal life policies similar to those involved in the other cases.  The case is in its preliminary stages.  We have not yet responded to the claims and the Court has not held any hearings on the matter.  The Van Zanten matter includes different defenses and matters of law than the other related cases.

As referenced above, the classes certified in Meek, Fine, and McMillan class actions, include policyholders who purchased one of the following Universal Life policies issued by Kansas City Life: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).  The Fine and McMillan class action also include policyholders who purchased the Century II Variable Universal Life policy.
As of December 31, 2024, we have accrued liability for the Meek v. Kansas City Life matter as noted above.  There can be no assurances as to the outcome of any of these matters, including those where a verdict has already been rendered and will be the subject of appeal, or that the accrued liability will be sufficient to cover our ultimate financial exposure associated with these matters.  As a result, the amounts that may be required to be paid to discharge or settle one or more of these matters could have a material adverse impact on our business and our consolidated financial position, results of operations, and cash flows.
22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2024 through March 4, 2025, the date the consolidated financial statements were issued, and have identified the following subsequent events.
On January 24, 2025, we paid an amount of $48.5 million in satisfaction of the judgment in the case Karr v. Kansas City Life, a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  As previously disclosed, following a trial determining the damages, the jury rendered a verdict of $28.4 million in favor of the plaintiffs.  The Company and the plaintiffs had previously filed an appeal to the Missouri Court of Appeals, Western District, and the Court of Appeals had issued a ruling finding in favor of plaintiffs on their claim for prejudgment interest.  The Missouri Supreme Court declined the Company’s appeal to that body.  The payment includes the damages amount, the prejudgment interest awarded by the Court of appeals, and post judgment interest.  The Company does not believe the Jackson County Court’s ruling on this issue will have a material effect on the outcome of similar cases.  As a result of this outcome, the Company expects to recognize an additional tax benefit of approximately $3.0 million in 2025 that was triggered by this payment.
On January 27, 2025, the Kansas City Life Board of Directors declared a quarterly dividend of $0.14 per share, paid on February 12, 2025 to stockholders of record on February 6, 2025.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2024.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2024 and 2023, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report. We are required to be independent of Kansas City Life Insurance Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2015 through 2023 in Note 8 be presented to supplement the basic consolidated financial statements. Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ Forvis Mazars, LLP
Kansas City, Missouri
March 4, 2025

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2024 and 2023

TABLE OF CONTENTS
STATEMENT OF NET ASSETS
STATEMENT OFOPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2024

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	221,701	$10.19	67,753	$26.957	4,672	$20.079	22,750	$14.896	$2,259	$2,372
High Income Bond Fund II - P	218,882	5.68	21,009	41.097	2,409	36.679	7,876	37.012	1,243	1,327
Government Money Fund II - S	1,144,072	1.00	68,522	13.922	299	14.135	15,080	12.332	1,144	1,144

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	225,522	35.59	72,230	94.795	8,217	71.789	10,558	55.830	8,026	6,218
Growth Series - Initial Class Shares	222,390	73.31	107,024	137.399	9,600	107.917	7,793	72.170	16,304	11,133
Total Return Series - Initial Class Shares	124,475	23.27	33,597	58.580	3,503	49.073	21,348	35.436	2,896	2,866
Total Return Bond Series - Initial Class Shares	156,560	11.50	52,035	26.591	263	27.135	18,015	22.738	1,800	1,968
Utilities Series - Initial Class Shares	252,218	34.22	58,275	114.975	6,025	93.320	24,951	54.844	8,631	7,872

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	94,834	8.31	22,750	25.472	294	25.818	7,859	25.574	788	898

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	155,809	36.49	67,304	72.998	240	74.343	14,159	53.298	5,686	5,760
Opportunistic Small Cap Portfolio - Initial Shares	138,865	43.56	118,246	40.091	11,658	37.729	29,198	29.747	6,049	5,783

BNY Mellon Stock Index Fund, Inc. - Initial Shares	350,249	79.76	263,812	84.177	33,641	83.528	47,917	60.917	27,936	18,150

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	21,968	55.51	6,354	132.338	1,982	142.009	2,138	45.357	1,220	860

Lincoln Variable Insurance Products
LVIP American Century Capital Appreciation Fund Standard Class II	305,824	16.77	53,088	83.401	2,627	86.591	7,181	65.786	5,128	4,379
LVIP American Century International Fund Standard Class II	441,143	10.68	105,735	38.137	4,043	30.912	22,965	24.199	4,713	4,662
LVIP American Century Value Fund Standard Class II	546,380	12.23	116,001	36.113	10,612	38.752	39,180	53.122	6,681	5,663
LVIP American Century Disciplined Core Value Fund Standard Class II	206,522	8.57	52,163	26.403	5,102	28.356	5,961	41.425	1,769	1,757
LVIP American Century Ultra Fund Standard Class II	110,567	30.35	20,662	91.924	2,086	97.562	12,500	100.237	3,356	2,303
LVIP American Century Mid Cap Value Fund Standard Class II	13,728	19.66	5,764	40.905	—	43.061	773	44.078	270	278
LVIP American Century Inflation Protection Fund Service Class	82,657	9.16	34,176	15.343	2,915	16.284	11,097	16.731	758	838

Lincoln Variable Insurance Products
LVIP JP Morgan U.S. Equity Fund Standard Class	55,605	44.49	16,320	91.926	6,433	98.643	5,357	63.334	2,474	1,682
LVIP JP Morgan Small Cap Core Fund Standard Class	204,937	21.69	48,494	64.232	1,719	68.926	25,347	47.838	4,445	4,150
LVIP JP Morgan Mid Cap Value Fund Standard Class	277,223	9.75	30,223	66.437	1,164	70.512	8,445	72.446	2,702	2,806

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	200,794	12.27	59,409	27.099	2,803	28.976	28,517	27.091	2,464	2,768
Franklin Small-Mid Cap Growth VIP Fund - Class 2	83,653	14.79	29,965	29.567	4,671	31.615	4,480	45.443	1,237	1,324
Templeton Developing Markets VIP Fund - Class 2	245,967	8.45	47,511	30.273	1,832	32.370	14,452	40.187	2,078	2,196
Templeton Foreign VIP Fund - Class 2	209,355	13.76	51,759	36.762	1,574	39.449	45,218	20.255	2,880	2,831

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	160,785	23.21	36,716	61.677	6,785	66.182	18,932	53.782	3,731	2,658

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2024

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	13,608	$79.53	30,018	$24.729	7,745	$26.442	2,917	$46.325	$1,082	$784
V.I. Technology Fund - Series I Shares	29,180	23.80	37,513	15.658	589	16.742	2,105	46.192	695	561
V.I. Core Equity Fund - Series I Shares	59,944	33.62	57,840	27.430	1,799	29.330	10,047	37.425	2,016	1,838

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	48,158	54.17	66,125	29.630	242	31.683	14,816	43.317	2,609	1,348
Seligman Global Technology Fund (Class 2)	136,738	28.26	33,121	93.869	1,939	100.372	3,876	144.639	3,864	2,979
Select Small Cap Value Fund (Class 2)	71,770	37.94	33,190	54.085	459	57.402	15,286	58.976	2,723	1,693

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	38,379	55.50	34,241	49.861	720	52.345	7,196	53.515	2,130	1,654
VIP Freedom Income PortfolioSM - Service Class 2	18,852	10.98	4,036	15.501	3,171	16.274	5,579	16.638	207	224
VIP Freedom 2010 PortfolioSM - Service Class 2	—	11.39	—	18.573	—	19.499	—	19.934	—	—
VIP Freedom 2015 PortfolioSM - Service Class 2	159	11.39	91	19.824	—	20.812	—	21.277	2	2
VIP Freedom 2020 PortfolioSM - Service Class 2	1,655	12.59	737	20.713	—	21.745	251	22.231	21	21
VIP Freedom 2025 PortfolioSM - Service Class 2	7,958	15.85	899	22.584	4,300	23.709	161	24.239	126	93
VIP Freedom 2030 PortfolioSM - Service Class 2	13,799	16.27	8,552	23.482	—	24.652	940	25.203	225	190
VIP Freedom 2035 PortfolioSM - Service Class 2	964	27.60	894	29.758	—	30.983	—	31.557	27	23
VIP Freedom 2040 PortfolioSM - Service Class 2	2,831	27.07	2,408	31.808	—	33.118	—	33.731	77	62
VIP Freedom 2045 PortfolioSM - Service Class 2	6,798	27.54	5,788	32.347	—	33.679	—	34.302	188	147
VIP Freedom 2050 PortfolioSM - Service Class 2	5,888	24.87	4,178	32.401	—	33.735	322	34.360	146	122

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	12,106	14.43	7,603	14.463	—	14.976	4,255	15.215	175	249
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4,423	13.58	2,712	15.693	—	16.249	1,060	16.509	60	88
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	9,965	12.91	7,656	15.844	—	16.407	441	16.669	128	149

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	1,587	9.52	910	8.933	—	9.148	754	9.248	15	18
Global Growth Fund - Class 2 Shares	3,092	36.37	4,370	24.723	—	25.319	173	25.595	112	108
New World Fund® - Class 2 Shares	6,710	26.33	10,233	17.264	—	17.681	—	17.873	177	175
Growth-Income Fund - Class 2 Shares	11,650	68.38	22,034	28.116	115	28.794	5,972	29.108	796	671
Capital Income Builder® - Class 2 Shares	4,810	12.38	2,831	15.354	—	15.725	1,010	15.896	60	57
Asset Allocation Fund - Class 2 Shares	2,568	25.65	1,864	19.746	—	20.222	1,421	20.443	66	64

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	19,865	13.19	10,375	25.254	—	25.864	—	26.145	262	265
Managed Risk International Fund - Class P2 Shares	7,598	8.18	5,707	10.891	—	11.154	—	11.275	62	72
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,902	11.69	963	15.660	—	16.038	441	16.212	22	21
Managed Risk Growth-Income Fund - Class P2 Shares	3,150	14.25	1,853	19.452	—	19.921	439	20.138	45	41
Managed Risk Asset Allocation Fund - Class P2 Shares	47,817	12.78	28,423	16.300	—	16.693	8,759	16.875	611	601

Total Net Assets									$147,397	$120,966

See accompanying Notes to Financial Statements
2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II	BNY Mellon Variable Investment Fund
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares

Investment Income:
Income:
Dividend Distributions	$49	69	58	47	-	72	78	200	38	24	42	314	6
Expenses:
Mortality and Expense Risk Charges	18	10	11	66	136	23	15	72	8	48	50	226	10
Net Investment Income (Loss)	31	59	47	(19)	(136)	49	63	128	30	(24)	(8)	88	(4)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(31)	(16)	-	157	636	26	(31)	141	(39)	(21)	11	1,291	39
Capital Gains Distributions	-	-	-	450	1,192	139	-	247	-	405	-	1,677	7
Unrealized Appreciation (Depreciation)	300	23	-	661	2,316	(19)	-	388	34	266	217	2,592	203
Net Gain (Loss) on Investments	269	7	-	1,268	4,144	146	(31)	776	(5)	650	228	5,560	249

Change in Net Assets from Operations	$300	66	47	1,249	4,008	195	32	904	25	626	220	5,648	245

See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II

Investment Income:
Income:
Dividend Distributions	$-	46	46	6	-	1	3
Expenses:
Mortality and Expense Risk Charges	12	13	16	4	7	1	2
Net Investment Income (Loss)	(12)	33	30	2	(7)	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	11	12	41	(3)	53	(1)	(2)
Capital Gains Distributions	153	-	325	-	209	8	-
Unrealized Appreciation (Depreciation)	(45)	(41)	(1,152)	178	(652)	12	70
Net Gain (Loss) on Investments	119	(29)	(786)	175	(390)	19	68

Change in Net Assets from Operations	$107	4	(756)	177	(397)	19	69

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Lincoln Variable Insurance Products
	LVIP American Century Capital Appreciation Fund	LVIP American Century International Fund	LVIP American Century Value Fund	LVIP American Century Disciplined Core Value Fund	LVIP American Century Ultra Fund	LVIP American Century Mid Cap Value Fund	LVIP American Century Inflation Protection Fund

Investment Income:
Income:
Dividend Distributions	$-	32	149	17	-	6	25
Expenses:
Mortality and Expense Risk Charges	28	28	36	10	16	2	4
Net Investment Income (Loss)	(28)	4	113	7	(16)	4	21
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	44	28	134	-	68	-	(4)
Capital Gains Distributions	135	-	61	-	37	5	-
Unrealized Appreciation (Depreciation)	749	51	1,018	12	1,053	(8)	(80)
Net Gain (Loss) on Investments	928	79	1,213	12	1,158	(3)	(84)

Change in Net Assets from Operations	$900	83	1,326	19	1,142	1	(63)
See accompanying Notes to Financial Statements

5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Lincoln Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	LVIP JP Morgan U.S. Equity Fund Standard Class	LVIP JP Morgan Small Cap Core Fund Standard Class	LVIP JP Morgan Mid Cap Value Fund Standard Class	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares

Investment Income:
Income:
Dividend Distributions	$12	36	33	48	-	88	70	14	-	-	13
Expenses:
Mortality and Expense Risk Charges	18	35	21	20	10	17	23	28	8	5	16
Net Investment Income (Loss)	(6)	1	12	28	(10)	71	47	(14)	(8)	(5)	(3)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	70	50	20	(48)	(36)	(25)	30	269	19	16	40
Capital Gains Distributions	102	67	407	-	-	17	-	62	-	28	161
Unrealized Appreciation (Depreciation)	300	347	(113)	7	162	92	(127)	351	251	143	240
Net Gain (Loss) on Investments	472	464	314	(41)	126	84	(97)	682	270	187	441

Change in Net Assets from Operations	$466	465	326	(13)	116	155	(50)	668	262	182	438
See accompanying Notes to Financial Statements
6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products							-
	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	-	1	7	-	-	1	3	5	-	1	2	2
Expenses:
Mortality and Expense Risk Charges	20	30	21	16	1	-	-	-	1	2	-	1	2	1
Net Investment Income (Loss)	(20)	(30)	(21)	(15)	6	-	-	1	2	3	-	-	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	182	95	184	116	-	-	-	-	4	2	1	-	1	1
Capital Gains Distributions	-	278	-	247	-	-	-	1	-	-	-	1	4	2
Unrealized Appreciation (Depreciation)	331	483	165	167	1	-	-	-	3	12	1	6	16	11
Net Gain (Loss) on Investments	513	856	349	530	1	-	-	1	7	14	2	7	21	14

Change in Net Assets from Operations	$493	826	328	515	7	-	-	2	9	17	2	7	21	15

See accompanying Notes to Financial Statements
7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Northern Lights Variable Trust			American Funds Insurance Series®						American Funds Insurance Series® Managed Risk Funds
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$5	1	3	-	2	2	8	1	1	1	1	-	1	11	$1,701
Expenses:
Mortality and Expense Risk Charges	1	-	1	-	1	2	6	-	-	2	1	-	-	5	1,187
Net Investment Income (Loss)	4	1	2	-	1	-	2	1	1	(1)	-	-	1	6	514
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(4)	(3)	(7)	-	1	2	32	-	1	(2)	-	-	-	(3)	3,552
Capital Gains Distributions	-	-	-	-	3	1	32	-	3	-	-	-	1	8	6,475
Unrealized Appreciation (Depreciation)	9	6	14	(1)	6	5	81	1	5	48	(1)	2	6	63	11,239
Net Gain (Loss) on Investments	5	3	7	(1)	10	8	145	1	9	46	(1)	2	7	68	21,266

Change in Net Assets from Operations	$9	4	9	(1)	11	8	147	2	10	45	(1)	2	8	74	$21,780

See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Federated Hermes Insurance Series						MFS® Variable Insurance Trust						MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares		Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$31	21	59	61	47	60	(19)	(22)	(136)	(106)	49	35	63	41	128	254	30	32
Net Realized Gain (Loss) and Capital Gains Distributions	(31)	(89)	(16)	(28)	-	-	607	447	1,828	1,169	165	115	(31)	(31)	388	651	(39)	(56)
Unrealized Appreciation (Depreciation)	300	217	23	100	-	-	661	877	2,316	2,580	(19)	110	-	97	388	(1,192)	34	96
Change in Net Assets from Operations	300	149	66	133	47	60	1,249	1,302	4,008	3,643	195	260	32	107	904	(287)	25	72

Deposits	133	137	61	69	176	319	227	226	430	387	171	179	163	165	403	461	70	98

Payments and Withdrawals:
Death Benefits	-	3	-	-	1,672	1,042	-	16	-	23	-	8	-	1	-	33	-	3
Withdrawals	87	64	76	58	274	117	329	236	1,221	313	143	123	83	65	857	989	28	250
Administrative Fees and Charges	114	122	56	61	80	109	238	247	479	465	162	175	96	98	330	395	47	59
Net Transfers to (from) Fixed Account	52	12	(19)	3	(1,242)	(933)	37	195	119	362	49	128	(4)	(41)	220	(64)	182	(6)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	253	201	113	122	784	335	604	694	1,819	1,163	354	434	175	123	1,407	1,353	257	306

Net Assets:
Net Increase (Decrease)	180	85	14	80	(561)	44	872	834	2,619	2,867	12	5	20	149	(100)	(1,179)	(162)	(136)
Beginning of Year	2,079	1,994	1,229	1,149	1,705	1,661	7,154	6,320	13,685	10,818	2,884	2,879	1,780	1,631	8,731	9,910	950	1,086

	$2,259	2,079	1,243	1,229	1,144	1,705	8,026	7,154	16,304	13,685	2,896	2,884	1,800	1,780	8,631	8,731	788	950

See accompanying Notes to Financial Statements
9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	BNY Mellon Variable Investment Fund								JPMorgan Insurance Trust			American Century Variable Portfolios, Inc.
	Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares		BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2024	2023	2024	2023	2024	2023	2024	2023	2023	2023	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(24)	(7)	(8)	(29)	88	135	(4)	(1)	10	12	23	(12)	(33)	33	24	30	104
Net Realized Gain (Loss) and Capital Gains Distributions	384	327	11	92	2,968	1,724	46	123	83	26	199	164	(47)	12	(29)	366	633
Unrealized Appreciation (Depreciation)	266	681	217	427	2,592	3,284	203	75	(200)	550	(24)	(45)	788	(41)	509	(1,152)	(234)
	626	1,001	220	490	5,648	5,143	245	197	(107)	588	198	107	708	4	504	(756)	503

Deposits	212	239	335	338	1,172	1,002	58	83	32	100	68	93	273	111	366	117	390

Payments and Withdrawals:
Death Benefits	-	5	-	5	-	25	-	16	-	-	-	-	-	-	9	-	4
Withdrawals	191	639	288	322	1,824	1,678	75	27	7	39	31	40	209	110	233	114	402
Administrative Fees and Charges	218	245	240	269	930	936	58	56	29	61	35	59	181	69	221	88	288
Net Transfers to (from) Fixed Account	114	210	30	(21)	410	399	5	18	-	(53)	(37)	4	36	51	24	(7)	(95)
Other	-	-	-	-	-	-	-	-	1,491	4,709	2,462	4,323	-	4,628	-	5,739	-
	523	1,099	558	575	3,164	3,038	138	117	1,527	4,756	2,491	4,426	426	4,858	487	5,934	599

Net Assets:
Net Increase (Decrease)	315	141	(3)	253	3,656	3,107	165	163	(1,602)	(4,068)	(2,225)	(4,226)	555	(4,743)	383	(6,573)	294
Beginning of Year	5,371	5,230	6,052	5,799	24,280	21,173	1,055	892	1,602	4,068	2,225	4,226	3,671	4,743	4,360	6,573	6,279

	$5,686	5,371	6,049	6,052	27,936	24,280	1,220	1,055	-	-	-	-	4,226	-	4,743	-	6,573

See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		Lincoln Variable Insurance Products
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		LVIP American Century Capital Appreciation Fund	LVIP American Century International Fund	LVIP American Century Value Fund	LVIP American Century Disciplined Core Value Fund	LVIP American Century Ultra Fund
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2024	2024	2024	2024

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	12	(7)	(18)	-	4	1	18	(28)	4	113	7	(16)
Net Realized Gain (Loss) and Capital Gains Distributions	(3)	(46)	262	226	7	25	(2)	(9)	179	28	195	-	105
Unrealized Appreciation (Depreciation)	178	148	(652)	647	12	(17)	70	9	749	51	1,018	12	1,053
	177	114	(397)	855	19	12	69	18	900	83	1,326	19	1,142

Deposits	30	96	62	185	6	15	20	60	186	241	238	64	111

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	4	81	111	71	9	1	5	35	63	193	322	50	61
Administrative Fees and Charges	25	85	37	112	3	9	12	37	126	137	176	52	80
Net Transfers to (from) Fixed Account	(42)	10	32	156	(1)	(18)	(27)	(27)	92	(91)	124	6	(2)
Other	1,794	-	2,242	-	269	-	814	-	(4,323)	(4,628)	(5,739)	(1,794)	(2,242)
	1,781	176	2,422	339	280	(8)	804	45	(4,042)	(4,389)	(5,117)	(1,686)	(2,103)

Net Assets:
Net Increase (Decrease)	(1,574)	34	(2,757)	701	(255)	35	(715)	33	5,128	4,713	6,681	1,769	3,356
Beginning of Year	1,574	1,540	2,757	2,056	255	220	715	682	-	-	-	-	-

	$-	1,574	-	2,757	-	255	-	715	5,128	4,713	6,681	1,769	3,356
See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Lincoln Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	LVIP American Century Mid Cap Value Fund	LVIP American Century Inflation Protection Fund	LVIP JP Morgan U.S. Equity Fund Standard Class		LVIP JP Morgan Small Cap Core Fund Standard Class		LVIP JP Morgan Mid Cap Value Fund Standard Class		Franklin Global Real Estate VIP Fund - Class 2		Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2
	2024	2024	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$4	21	(6)	5	1	12	12	32	28	53	(10)	(9)	71	28
Net Realized Gain (Loss) and Capital Gains Distributions	5	(4)	172	29	117	(50)	427	(14)	(48)	(83)	(36)	(59)	(8)	(64)
Unrealized Appreciation (Depreciation)	(8)	(80)	300	492	347	(52)	(113)	9	7	282	162	325	92	277
	1	-	466	526	465	(90)	326	27	(13)	252	116	257	155	241

Deposits	9	41	135	111	258	187	226	152	168	192	48	86	131	160

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	3	-	-	-	1	-	-	-	3
Withdrawals	4	17	43	17	290	444	152	100	189	177	122	45	237	200
Administrative Fees and Charges	6	25	103	68	162	119	113	78	109	121	46	50	84	95
Net Transfers to (from) Fixed Account	(1)	(8)	23	1	136	(70)	53	(5)	19	(61)	2	35	63	46
Other	(269)	(814)	-	(1,491)	-	(4,709)	-	(2,462)	-	-	-	-	-	-
	(260)	(780)	169	(1,405)	588	(4,213)	318	(2,289)	317	238	170	130	384	344

Net Assets:
Net Increase (Decrease)	270	758	432	2,042	135	4,310	234	2,468	(162)	206	(6)	213	(98)	57
Beginning of Year	-	-	2,042	-	4,310	-	2,468	-	2,626	2,420	1,243	1,030	2,176	2,119

	$270	758	2,474	2,042	4,445	4,310	2,702	2,468	2,464	2,626	1,237	1,243	2,078	2,176

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Franklin Templeton Variable Insurance Products Trust		Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)						Columbia Funds Variable Series Trust II
	Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares		V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$47	69	(14)	(6)	(8)	(5)	(5)	(4)	(3)	(1)	(20)	(17)	(30)	(25)
Net Realized Gain (Loss) and Capital Gains Distributions	30	(5)	331	157	19	12	44	(23)	201	21	182	89	373	167
Unrealized Appreciation (Depreciation)	(127)	444	351	506	251	217	143	222	240	373	331	381	483	940
	(50)	508	668	657	262	224	182	195	438	393	493	453	826	1,082

Deposits	185	202	215	165	81	35	27	28	110	123	140	111	107	135

Payments and Withdrawals:
Death Benefits	-	4	-	-	-	-	-	-	-	-	-	-	-	1
Withdrawals	177	209	875	216	39	9	39	33	475	58	184	84	257	185
Administrative Fees and Charges	116	123	147	148	38	33	23	22	81	82	82	82	113	114
Net Transfers to (from) Fixed Account	(123)	160	76	30	(58)	23	25	43	69	59	30	41	58	142
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	170	496	1,098	394	19	65	87	98	625	199	296	207	428	442

Net Assets:
Net Increase (Decrease)	(35)	214	(215)	428	324	194	122	125	(77)	317	337	357	505	775
Beginning of Year	2,915	2,701	3,946	3,518	758	564	573	448	2,093	1,776	2,272	1,915	3,359	2,584

	$2,880	2,915	3,731	3,946	1,082	758	695	573	2,016	2,093	2,609	2,272	3,864	3,359

See accompanying Notes to Financial Statements

13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Columbia Funds Variable Series Trust II		Fidelity® Variable Insurance Products
	Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2		VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(21)	(19)	(15)	(10)	6	7	-	-	-	-	1	2	2	2
Net Realized Gain (Loss) and Capital Gains Distributions	184	147	363	185	-	(1)	-	-	-	-	1	-	4	2
Unrealized Appreciation (Depreciation)	165	169	167	318	1	7	-	-	-	-	-	10	3	11
	328	297	515	493	7	13	-	-	-	-	2	12	9	15

Deposits	154	185	212	163	7	6	1	2	2	3	3	6	2	4

Payments and Withdrawals:
Death Benefits	-	3	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	293	228	70	488	-	-	-	-	1	-	92	14	8	-
Administrative Fees and Charges	89	99	83	78	8	8	1	2	3	3	5	8	11	11
Net Transfers to (from) Fixed Account	39	(69)	12	62	(5)	(2)	-	-	(1)	-	-	-	(1)	4
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	421	261	165	628	3	6	1	2	3	3	97	22	18	15

Net Assets:
Net Increase (Decrease)	61	221	562	28	11	13	-	-	(1)	-	(92)	(4)	(7)	4
Beginning of Year	2,662	2,441	1,568	1,540	196	183	-	-	3	3	113	117	133	129

	$2,723	2,662	2,130	1,568	207	196	-	-	2	3	21	113	126	133

See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Fidelity® Variable Insurance Products										Northern Lights Variable Trust
	VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2		VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	3	-	-	-	-	-	1	1	-	4	(1)	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	2	5	1	-	1	1	5	2	3	6	(4)	(2)	(3)	(4)
Unrealized Appreciation (Depreciation)	12	21	1	3	6	9	16	23	11	14	9	14	6	9
	17	29	2	3	7	10	21	26	15	20	9	11	4	5

Deposits	12	17	2	2	6	5	3	3	21	18	13	7	3	3

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	1	47	3	-	-	-	-	-	-	29	2	-	2	2
Administrative Fees and Charges	4	6	1	1	1	1	3	3	7	6	6	4	3	3
Net Transfers to (from) Fixed Account	5	-	-	-	-	-	(1)	-	(4)	-	(1)	-	1	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	10	53	4	1	1	1	2	3	3	35	7	4	6	5

Net Assets:
Net Increase (Decrease)	19	(7)	-	4	12	14	22	26	33	3	15	14	1	3
Beginning of Year	206	213	27	23	65	51	166	140	113	110	160	146	59	56

	$225	206	27	27	77	65	188	166	146	113	175	160	60	59

See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Northern Lights Variable Trust		American Funds Insurance Series®
	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	-	-	-	1	-	-	1	2	3	1	1	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	(7)	(8)	-	-	4	5	3	(2)	64	24	-	-	4	1
Unrealized Appreciation (Depreciation)	14	19	(1)	1	6	12	5	21	81	86	1	1	5	5
	9	11	(1)	1	11	17	8	20	147	113	2	2	10	7

Deposits	9	10	2	2	32	27	10	9	160	159	10	4	9	18

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	7	2	-	-	2	13	15	5	70	22	-	-	8	-
Administrative Fees and Charges	15	14	1	1	9	9	5	5	60	47	3	3	9	9
Net Transfers to (from) Fixed Account	14	(34)	(2)	-	3	14	(24)	-	(7)	(20)	(25)	(1)	1	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	36	(18)	(1)	1	14	36	(4)	10	123	49	(22)	2	18	9

Net Assets:
Net Increase (Decrease)	(18)	39	2	2	29	8	22	19	184	223	34	4	1	16
Beginning of Year	146	107	13	11	83	75	155	136	612	389	26	22	65	49

	$128	146	15	13	112	83	177	155	796	612	60	26	66	65

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	(1)	-	1	-	-	1	1	6	10	$514	764
Net Realized Gain (Loss) and Capital Gains Distributions	(2)	26	-	2	-	2	1	4	5	70	10,027	6,147
Unrealized Appreciation (Depreciation)	48	10	(1)	(1)	2	(1)	6	1	63	8	11,239	14,714
	45	35	(1)	2	2	1	8	6	74	88	21,780	21,625

Deposits	24	19	17	8	3	3	2	6	47	94	7,537	7,758

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	1,672	1,208
Withdrawals	-	-	-	-	-	-	4	-	29	527	10,265	9,144
Administrative Fees and Charges	17	16	4	4	1	2	1	3	30	50	5,540	5,826
Net Transfers to (from) Fixed Account	(13)	24	(1)	-	(4)	1	1	5	-	2	443	688
Other	-	-	-	-	-	-	-	-	-	-	-	-
	4	40	3	4	(3)	3	6	8	59	579	17,920	16,866

Net Assets:
Net Increase (Decrease)	65	14	13	6	8	1	4	4	62	(397)	11,397	12,517
Beginning of Year	197	183	49	43	14	13	41	37	549	946	136,000	123,483

	$262	197	62	49	22	14	45	41	611	549	$147,397	136,000

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Managed Volatility Fund II - P	V.I. American Franchise Fund - Series I Shares
High Income Bond Fund II - P	V.I. Technology Fund - Series I Shares
Government Money Fund II - S	V.I. Core Equity Fund - Series I Shares

MFS® Variable Insurance Trust	Columbia Funds Variable Series Trust II
Research Series - Initial Class Shares	Select Mid Cap Growth Fund (Class 2)
Growth Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Total Return Series - Initial Class Shares	Select Small Cap Value Fund (Class 2)
Total Return Bond Series - Initial Class Shares
Utilities Series - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
MFS® Variable Insurance Trust II	VIP Freedom Income PortfolioSM - Service Class 2
Income Portfolio - Initial Class Shares	VIP Freedom 2010 PortfolioSM - Service Class 2
VIP Freedom 2015 PortfolioSM - Service Class 2
BNY Mellon Variable Investment Fund	VIP Freedom 2020 PortfolioSM - Service Class 2
Appreciation Portfolio - Initial Shares	VIP Freedom 2025 PortfolioSM - Service Class 2
Opportunistic Small Cap Portfolio - Initial Shares	VIP Freedom 2030 PortfolioSM - Service Class 2
VIP Freedom 2035 PortfolioSM - Service Class 2
BNY Mellon Stock Index Fund, Inc. - Initial Shares	VIP Freedom 2040 PortfolioSM - Service Class 2
VIP Freedom 2045 PortfolioSM - Service Class 2
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	VIP Freedom 2050 PortfolioSM - Service Class 2

Lincoln Variable Insurance Products	Northern Lights Variable Trust
LVIP American Century Capital Appreciation Fund Standard Class II	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
LVIP American Century International Fund Standard Class II	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
LVIP American Century Value Fund Standard Class II	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
LVIP American Century Disciplined Core Value Fund Standard Class II
LVIP American Century Ultra Fund Standard Class II	American Funds Insurance Series®
LVIP American Century Mid Cap Value Fund Standard Class II	Capital World Bond Fund - Class 2 Shares
LVIP American Century Inflation Protection Fund Service Class	Global Growth Fund - Class 2 Shares
LVIP JP Morgan U.S. Equity Fund Standard Class	New World Fund® - Class 2 Shares
LVIP JP Morgan Small Cap Core Fund Standard Class	Growth-Income Fund - Class 2 Shares
LVIP JP Morgan Mid Cap Value Fund Standard Class	Capital Income Builder® - Class 2 Shares
Asset Allocation Fund - Class 2 Shares
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	American Funds Insurance Series® Managed Risk Funds
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Managed Risk Growth-Income Fund - Class P2 Shares
Calamos® Advisors Trust	Managed Risk Asset Allocation Fund - Class P2 Shares
Calamos Growth and Income Portfolio

19

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund Changes

During the year ended December 31, 2024, shareholders of the American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. approved the reorganization of VP Capital Appreciation Fund, VP Disciplined Core Value Fund, VP International Fund, VP Mid Cap Value Fund, VP Ultra Fund, VP Value Fund, and VP Inflation Protection Fund, into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024.

During the year ended December 31, 2023, shareholders of the JP Morgan Portfolio approved the reorganization of JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio and JPMorgan Insurance Trust U.S. Equity Portfolio into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023.

There were no other portfolios that changed names or funds merged during the years ended December 31, 2024 and 2023.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments – The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  Further, the volatile inflationary environment and equity markets have presented significant challenges to the interest rate environment.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

20

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Segment Information

The Account has identified a group of individuals that collectively operate as the Chief Operating Decision Maker (CODM). These individuals include the KCL President and CEO, KCL Senior Vice President and Actuary, and the KCL Vice President, Marketing.

The Account’s primary investment strategy and investment fund options of the underlying subaccounts that are made available to policyholders are agreed upon after consideration from the collective CODM.  Each subaccount of the Account constitutes a single operating segment and therefore, a single reportable segment.

The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies, and the collective CODM reviews segment assets, income, and expenses at the financial statement level as included herein.  The collective CODM also reviews other information about the segment’s performance at the level disclosed in the financial highlights (Note 6).

Recently Issued Accounting Standards

The Account adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures”, effective January 1, 2024, which expands annual disclosure requirements for reportable segments. For further information, see above “Segment Information”.

Subsequent Events

Subsequent events have been evaluated through April 29, 2025, the date that the financial statements have been issued.

21

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2.  Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2024:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$213	$302
Federated Hermes High Income Bond Fund II - P	182	175
Federated Hermes Government Money Fund II - S	2,133	2,694
MFS® Research Series - Initial Class Shares	766	712
MFS® Growth Series - Initial Class Shares	1,772	2,105
MFS® Total Return Series - Initial Class Shares	577	572
MFS® Total Return Bond Series - Initial Class Shares	422	371
MFS® Utilities Series - Initial Class Shares	1,171	1,800
MFS® Income Portfolio - Initial Class Shares	140	297
BNY Mellon Appreciation Portfolio - Initial Shares	777	707
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	521	752
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,686	3,913
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	85	162
American Century VP Capital Appreciation Fund - Class I	298	4,490
American Century VP International Fund - Class I	413	5,127
American Century VP Value Fund - Class I	516	5,978
American Century VP Disciplined Core Value Fund - Class I	89	1,838
American Century VP Ultra® Fund - Class I	278	2,436
American Century VP Mid Cap Value Fund - Class I	15	281
American Century VP Inflation Protection Fund - Class II	49	832
LVIP American Century Capital Appreciation Fund	4,709	374
LVIP American Century International Fund	5,113	479
LVIP American Century Value Fund	6,261	732
LVIP American Century Disciplined Core Value Fund	1,893	136
LVIP American Century Ultra Fund	2,480	245
LVIP American Century Mid Cap Value Fund	291	13
LVIP American Century Inflation Protection Fund	903	61
LVIP JP Morgan U.S. Equity Fund Standard Class	284	222
LVIP JP Morgan Small Cap Core Fund Standard Class	487	749
LVIP JP Morgan Mid Cap Value Fund Standard Class	735	408
Franklin Global Real Estate VIP Fund - Class 2	402	523
Franklin Small-Mid Cap Growth VIP Fund - Class 2	93	225
Templeton Developing Markets VIP Fund - Class 2	368	533
Templeton Foreign VIP Fund - Class 2	484	422
Calamos Growth and Income Portfolio	384	1,219
Invesco V.I. American Franchise Fund - Series I Shares	160	106
Invesco V.I. Technology Fund - Series I Shares	101	138
Invesco V.I. Core Equity Fund - Series I Shares	298	655
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	222	398
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	441	514
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	223	511
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	657	378
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	18	8
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	4
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	5	97
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	6	20
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	17	12
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	5
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	9	4
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	29	8
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	18	8
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4	6
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	16	41
American Funds Capital World Bond Fund - Class 2 Shares	3	-
American Funds Global Growth Fund - Class 2 Shares	48	26
American Funds New World Fund® - Class 2 Shares	37	22
American Funds Growth-Income Fund - Class 2 Shares	261	190
American Funds Capital Income Builder® - Class 2 Shares	36	3
American Funds Asset Allocation Fund - Class 2 Shares	14	19
American Funds Managed Risk Growth Fund - Class P2 Shares	38	19
American Funds Managed Risk International Fund - Class P2 Shares	19	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	7	1
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	4	6
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	64	62
Total	$41,759	$45,153

22

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2023:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$275	$318
Federated Hermes High Income Bond Fund II - P	173	165
Federated Hermes Government Money Fund II - S	1,967	1,923
MFS® Research Series - Initial Class Shares	737	869
MFS® Growth Series - Initial Class Shares	1,535	1,454
MFS® Total Return Series - Initial Class Shares	404	506
MFS® Total Return Bond Series - Initial Class Shares	304	221
MFS® Utilities Series - Initial Class Shares	1,705	1,832
MFS® Income Portfolio - Initial Class Shares	156	332
American Century VP Capital Appreciation Fund - Class I	803	1,196
American Century VP International Fund - Class I	756	893
American Century VP Value Fund - Class I	2,503	3,556
American Century VP Disciplined Core Value Fund - Class I	226	150
American Century VP Ultra® Fund - Class I	133	1,543
American Century VP Mid Cap Value Fund - Class I	231	4,838
American Century VP Inflation Protection Fund - Class II	353	2,554
BNY Mellon Appreciation Portfolio - Initial Shares	367	547
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	709	806
BNY Mellon Stock Index Fund, Inc. - Initial Shares	1,322	932
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	162	230
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	426	423
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	72	19
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	121	88
LVIP JP Morgan U.S. Equity Fund Standard Class	1,636	106
LVIP JP Morgan Small Cap Core Fund Standard Class	5,093	681
LVIP JP Morgan Mid Cap Value Fund Standard Class	2,720	247
Franklin Global Real Estate VIP Fund - Class 2	377	370
Franklin Small-Mid Cap Growth VIP Fund - Class 2	101	154
Templeton Developing Markets VIP Fund - Class 2	286	440
Templeton Foreign VIP Fund - Class 2	367	592
Calamos Growth and Income Portfolio	353	485
Invesco V.I. American Franchise Fund - Series I Shares	75	94
Invesco V.I. Technology Fund - Series I Shares	35	109
Invesco V.I. Core Equity Fund - Series I Shares	205	236
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	135	248
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	323	495
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	393	488
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	294	703
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	16	9
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	2	2
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	3
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	11	24
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	8	17
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	22	55
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	2
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	8	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	23	38
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	9	6
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	46	18
American Funds Capital World Bond Fund - Class 2 Shares	2	1
American Funds Global Growth Fund - Class 2 Shares	34	36
American Funds New World Fund® - Class 2 Shares	18	18
American Funds Growth-Income Fund - Class 2 Shares	264	125
American Funds Capital Income Builder® - Class 2 Shares	6	3
American Funds Asset Allocation Fund - Class 2 Shares	23	11
American Funds Managed Risk Growth Fund - Class P2 Shares	60	43
American Funds Managed Risk International Fund - Class P2 Shares	13	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	5	3
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	14	10
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	223	584
Total	$28,656	$31,868

23

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are from quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are from quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2024 and 2023, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $147,397,000 (2023 - $136,000,000). The Account did not have any transfers between levels during the years ended December 31, 2024 and 2023.

The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are from quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies from the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	0% - 30% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

24

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

25

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2024, $2,000 (2023 – ($11,000)) was assessed in surrender charges for Century II Variable Universal Life, $135,000 (2023 - $206,000) for Century II Accumulator Variable Universal Life and ($1,000) (2023 - $5,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees and charges, and cost of insurance.  During the year ended 2024, other fees and charges, primarily cost of insurance, totaled $5,498,000 (2023 - $5,614,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $773,000 (2023 - $825,000) in 2024.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk
26

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	2.00% - 50.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the years ended 2024 and 2023, less than $1,000 of surrender charges were assessed for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and charges, and cost of insurance. During the year ended 2024, other fees and charges, primarily cost of insurance, totaled $455,000 (2023 - $447,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life products.
27

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
The Mortality and Expense Risk Charges for the year ended December 31 were as follows:

2024:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$15	$1	$2	$18
Federated Hermes High Income Bond Fund II - P	8	1	1	10
Federated Hermes Government Money Fund II - S	10	-	1	11
MFS® Research Series - Initial Class Shares	59	4	3	66
MFS® Growth Series - Initial Class Shares	127	6	3	136
MFS® Total Return Series - Initial Class Shares	18	1	4	23
MFS® Total Return Bond Series - Initial Class Shares	13	-	2	15
MFS® Utilities Series - Initial Class Shares	61	4	7	72
MFS® Income Portfolio - Initial Class Shares	7	-	1	8
BNY Mellon Appreciation Portfolio - Initial Shares	44	-	4	48
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	42	3	5	50
BNY Mellon Stock Index Fund, Inc. - Initial Shares	195	17	14	226
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	8	2	-	10
American Century VP Capital Appreciation Fund - Class I	11	-	1	12
American Century VP International Fund - Class I	12	-	1	13
American Century VP Value Fund - Class I	12	1	3	16
American Century VP Disciplined Core Value Fund - Class I	4	-	-	4
American Century VP Ultra® Fund - Class I	5	-	2	7
American Century VP Mid Cap Value Fund - Class I	1	-	-	1
American Century VP Inflation Protection Fund - Class II	2	-	-	2
LVIP American Century Capital Appreciation Fund	25	1	2	28
LVIP American Century International Fund	25	1	2	28
LVIP American Century Value Fund	27	2	7	36
LVIP American Century Disciplined Core Value Fund	8	1	1	10
LVIP American Century Ultra Fund	11	1	4	16
LVIP American Century Mid Cap Value Fund	2	-	-	2
LVIP American Century Inflation Protection Fund	3	-	1	4
LVIP JP Morgan U.S. Equity Fund Standard Class	12	4	2	18
LVIP JP Morgan Small Cap Core Fund Standard Class	28	1	6	35
LVIP JP Morgan Mid Cap Value Fund Standard Class	17	1	3	21
Franklin Global Real Estate VIP Fund - Class 2	16	-	4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	8	1	1	10
Templeton Developing Markets VIP Fund - Class 2	14	-	3	17
Templeton Foreign VIP Fund - Class 2	18	-	5	23
Calamos Growth and Income Portfolio	19	3	6	28
Invesco V.I. American Franchise Fund - Series I Shares	6	1	1	8
Invesco V.I. Technology Fund - Series I Shares	4	-	1	5
Invesco V.I. Core Equity Fund - Series I Shares	14	-	2	16
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	17	-	3	20
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	26	1	3	30
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	16	-	5	21
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	14	-	2	16
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	-	1
American Funds New World Fund® - Class 2 Shares	2	-	-	2
American Funds Growth-Income Fund - Class 2 Shares	5	-	1	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	2	-	-	2
American Funds Managed Risk International Fund - Class P2 Shares	1	-	-	1
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	4	-	1	5
	$1,008	$59	$120	$1,187

28

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2024:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	8	13	(5)
Federated Hermes High Income Bond Fund II - P	3	4	(1)
Federated Hermes Government Money Fund II - S	153	198	(45)
MFS® Research Series - Initial Class Shares	3	8	(5)
MFS® Growth Series - Initial Class Shares	5	20	(15)
MFS® Total Return Series - Initial Class Shares	7	11	(4)
MFS® Total Return Bond Series - Initial Class Shares	13	14	(1)
MFS® Utilities Series - Initial Class Shares	8	22	(14)
MFS® Income Portfolio - Initial Class Shares	4	11	(7)
BNY Mellon Appreciation Portfolio - Initial Shares	5	9	(4)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	20	(7)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	48	(26)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
American Century VP Capital Appreciation Fund - Class I	2	66	(64)
American Century VP International Fund - Class I	10	146	(136)
American Century VP Value Fund - Class I	4	181	(177)
American Century VP Disciplined Core Value Fund - Class I	3	66	(63)
American Century VP Ultra® Fund - Class I	1	38	(37)
American Century VP Mid Cap Value Fund - Class I	-	7	(7)
American Century VP Inflation Protection Fund - Class II	3	49	(46)
LVIP American Century Capital Appreciation Fund	67	4	63
LVIP American Century International Fund	145	12	133
LVIP American Century Value Fund	183	18	165
LVIP American Century Disciplined Core Value Fund	68	5	63
LVIP American Century Ultra Fund	38	3	35
LVIP American Century Mid Cap Value Fund	7	(1)	8
LVIP American Century Inflation Protection Fund	52	4	48
LVIP JP Morgan U.S. Equity Fund Standard Class	2	3	(1)
LVIP JP Morgan Small Cap Core Fund Standard Class	7	12	(5)
LVIP JP Morgan Mid Cap Value Fund Standard Class	5	6	(1)
Franklin Global Real Estate VIP Fund - Class 2	13	18	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3	6	(3)
Templeton Developing Markets VIP Fund - Class 2	8	15	(7)
Templeton Foreign VIP Fund - Class 2	13	12	1
Calamos Growth and Income Portfolio	6	25	(19)
Invesco V.I. American Franchise Fund - Series I Shares	7	4	3
Invesco V.I. Technology Fund - Series I Shares	5	8	(3)
Invesco V.I. Core Equity Fund - Series I Shares	5	22	(17)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	8	12	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	2	5	(3)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	4	9	(5)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	9	8	1
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	5	(5)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	3	(2)
American Funds Capital World Bond Fund - Class 2 Shares	-	(1)	1
American Funds Global Growth Fund - Class 2 Shares	2	1	1
American Funds New World Fund® - Class 2 Shares	2	1	1
American Funds Growth-Income Fund - Class 2 Shares	8	7	1
American Funds Capital Income Builder® - Class 2 Shares	2	-	2
American Funds Asset Allocation Fund - Class 2 Shares	1	2	(1)
American Funds Managed Risk Growth Fund - Class P2 Shares	2	2	-
American Funds Managed Risk International Fund - Class P2 Shares	2	-	2
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	3	4	(1)

29

2023:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	13	18	(5)
Federated Hermes High Income Bond Fund II - P	3	5	(2)
Federated Hermes Government Money Fund II - S	145	146	(1)
MFS® Research Series - Initial Class Shares	5	12	(7)
MFS® Growth Series - Initial Class Shares	7	15	(8)
MFS® Total Return Series - Initial Class Shares	5	11	(6)
MFS® Total Return Bond Series - Initial Class Shares	10	8	2
MFS® Utilities Series - Initial Class Shares	10	19	(9)
MFS® Income Portfolio - Initial Class Shares	5	14	(9)
BNY Mellon Appreciation Portfolio - Initial Shares	5	20	(15)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	17	23	(6)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	55	(33)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1	29	(28)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	3	89	(86)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	2	43	(41)
American Century VP Capital Appreciation Fund - Class I	6	9	(3)
American Century VP International Fund - Class I	19	23	(4)
American Century VP Value Fund - Class I	20	25	(5)
American Century VP Disciplined Core Value Fund - Class I	6	10	(4)
American Century VP Ultra® Fund - Class I	4	6	(2)
American Century VP Mid Cap Value Fund - Class I	1	-	1
American Century VP Inflation Protection Fund - Class II	6	5	1
LVIP JP Morgan U.S. Equity Fund Standard Class	30	1	29
LVIP JP Morgan Small Cap Core Fund Standard Class	94	13	81
LVIP JP Morgan Mid Cap Value Fund Standard Class	45	4	41
Franklin Global Real Estate VIP Fund - Class 2	12	14	(2)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	6	(2)
Templeton Developing Markets VIP Fund - Class 2	8	14	(6)
Templeton Foreign VIP Fund - Class 2	10	21	(11)
Calamos Growth and Income Portfolio	5	10	(5)
Invesco V.I. American Franchise Fund - Series I Shares	3	4	(1)
Invesco V.I. Technology Fund - Series I Shares	3	9	(6)
Invesco V.I. Core Equity Fund - Series I Shares	7	11	(4)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	6	10	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	2	7	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	9	10	(1)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	19	(12)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	3	(2)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	1	2
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	1	-
American Funds New World Fund® - Class 2 Shares	1	2	(1)
American Funds Growth-Income Fund - Class 2 Shares	12	6	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	1	-	1
American Funds Managed Risk Growth Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	41	(34)
a  During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023.  See Footnote 1 for further information.
b  During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024.  See Footnote 1 for further information.
30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2024 as follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Hermes Managed Volatility Fund II - P
2024	95	$14.896	to	$26.957	$2,259	2.19%	0.50% to 0.90%	14.51%	to	14.98%
2023	100	$12.956	to	$23.541	$2,164	1.86%	0.50% to 0.90%	7.71%	to	8.14%
2022	105	$11.981	to	$21.856	$1,994	1.88%	0.50% to 0.90%	-14.53%	to	-14.18%
2021	110	$13.961	to	$25.570	$2,446	1.79%	0.50% to 0.90%	17.45%	to	17.92%
2020	118	$11.839	to	$21.771	$2,214	2.55%	0.50% to 0.90%	0.02%	to	0.43%

Federated Hermes High Income Bond Fund II - P
2024	31	$36.679	to	$41.097	$1,243	5.54%	0.50% to 0.90%	5.31%	to	5.74%
2023	32	$34.733	to	$39.025	$1,309	5.88%	0.50% to 0.90%	11.71%	to	12.15%
2022	34	$31.008	to	$34.935	$1,149	5.61%	0.50% to 0.90%	-12.57%	to	-12.22%
2021	36	$35.367	to	$39.957	$1,382	5.03%	0.50% to 0.90%	3.91%	to	4.33%
2020	37	$33.944	to	$38.454	$1,382	5.93%	0.50% to 0.90%	4.64%	to	5.06%

Federated Hermes Government Money Fund II - S
2024	84	$12.332	to	$14.135	$1,144	4.57%	0.50% to 0.90%	3.77%	to	4.18%
2023	129	$11.837	to	$13.584	$1,749	4.34%	0.50% to 0.90%	3.58%	to	3.99%
2022	130	$11.382	to	$13.079	$1,661	1.21%	0.50% to 0.90%	0.24%	to	0.64%
2021	111	$11.309	to	$13.011	$1,404	0.00%	0.50% to 0.90%	-0.89%	to	-0.50%
2020	138	$11.366	to	$13.093	$1,750	0.17%	0.50% to 0.90%	-0.69%	to	-0.30%

MFS® Research Series - Initial Class Shares
2024	91	$55.830	to	$94.795	$8,026	0.61%	0.50% to 0.90%	17.80%	to	18.27%
2023	96	$47.204	to	$80.472	$7,988	0.51%	0.50% to 0.90%	21.33%	to	21.81%
2022	103	$38.752	to	$66.327	$6,320	0.49%	0.50% to 0.90%	-17.95%	to	-17.62%
2021	110	$47.042	to	$80.838	$8,286	0.54%	0.50% to 0.90%	23.68%	to	24.18%
2020	115	$37.882	to	$65.359	$6,979	0.72%	0.50% to 0.90%	15.55%	to	16.01%

MFS® Growth Series - Initial Class Shares
2024	124	$72.170	to	$137.399	$16,304	0.00%	0.50% to 0.90%	30.28%	to	30.80%
2023	139	$55.174	to	$105.465	$16,552	0.00%	0.50% to 0.90%	34.65%	to	35.19%
2022	147	$40.813	to	$78.325	$10,818	0.00%	0.50% to 0.90%	-32.25%	to	-31.98%
2021	155	$59.997	to	$115.603	$16,782	0.00%	0.50% to 0.90%	22.43%	to	22.92%
2020	170	$48.811	to	$94.427	$15,062	0.00%	0.50% to 0.90%	30.67%	to	31.20%

MFS® Total Return Series - Initial Class Shares
2024	58	$35.436	to	$58.580	$2,896	2.45%	0.50% to 0.90%	6.78%	to	7.21%
2023	62	$33.053	to	$54.861	$2,889	2.02%	0.50% to 0.90%	9.46%	to	9.89%
2022	68	$30.077	to	$50.122	$2,879	1.72%	0.50% to 0.90%	-10.39%	to	-10.03%
2021	72	$33.431	to	$55.933	$3,440	1.79%	0.50% to 0.90%	13.09%	to	13.55%
2020	75	$29.443	to	$49.457	$3,154	2.25%	0.50% to 0.90%	8.83%	to	9.27%

MFS® Total Return Bond Series - Initial Class Shares
2024	70	$22.738	to	$27.135	$1,800	4.32%	0.50% to 0.90%	1.62%	to	2.03%
2023	71	$22.285	to	$26.628	$1,929	3.22%	0.50% to 0.90%	6.42%	to	6.85%
2022	69	$20.857	to	$24.953	$1,631	2.76%	0.50% to 0.90%	-14.70%	to	-14.36%
2021	69	$24.355	to	$29.175	$1,919	2.71%	0.50% to 0.90%	-1.70%	to	-1.31%
2020	66	$24.678	to	$29.598	$1,861	3.50%	0.50% to 0.90%	7.49%	to	7.93%

MFS® Utilities Series - Initial Class Shares
2024	89	$54.844	to	$114.975	$8,631	2.29%	0.50% to 0.90%	10.65%	to	11.10%
2023	103	$49.365	to	$103.907	$7,552	3.52%	0.50% to 0.90%	-2.98%	to	-2.60%
2022	112	$50.680	to	$107.102	$9,910	2.40%	0.50% to 0.90%	-0.15%	to	0.25%
2021	119	$50.552	to	$107.257	$10,536	1.75%	0.50% to 0.90%	13.07%	to	13.52%
2020	120	$44.530	to	$94.860	$9,389	2.50%	0.50% to 0.90%	4.95%	to	5.37%

MFS® Income Portfolio - Initial Class Shares
2024	31	$25.472	to	$25.818	$788	4.08%	0.50% to 0.90%	2.31%	to	2.73%
2023	38	$24.895	to	$25.164	$814	3.73%	0.50% to 0.90%	6.63%	to	7.06%
2022	47	$23.254	to	$23.535	$1,086	3.48%	0.50% to 0.90%	-14.48%	to	-14.14%
2021	46	$27.083	to	$27.443	$1,264	3.19%	0.50% to 0.90%	-0.43%	to	-0.03%
2020	44	$27.092	to	$27.487	$1,207	3.75%	0.50% to 0.90%	8.37%	to	8.80%

BNY Mellon Appreciation Portfolio - Initial Shares
2024	82	$53.298	to	$74.343	$5,686	0.42%	0.50% to 0.90%	11.79%	to	12.24%
2023	86	$47.486	to	$66.320	$5,512	0.71%	0.50% to 0.90%	19.89%	to	20.37%
2022	101	$39.451	to	$55.167	$5,230	0.67%	0.50% to 0.90%	-18.80%	to	-18.47%
2021	106	$48.389	to	$67.751	$6,775	0.44%	0.50% to 0.90%	25.99%	to	26.50%
2020	112	$38.253	to	$53.626	$5,657	0.79%	0.50% to 0.90%	22.58%	to	23.07%

31

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2024	159	$29.747	to	$40.091	$6,049	0.69%	0.50% to 0.90%	3.67%	to	4.09%
2023	166	$28.578	to	$38.671	$6,305	0.33%	0.50% to 0.90%	8.31%	to	8.74%
2022	172	$26.281	to	$35.705	$5,799	0.00%	0.50% to 0.90%	-17.37%	to	-17.04%
2021	178	$31.678	to	$43.209	$7,220	0.11%	0.50% to 0.90%	15.42%	to	15.88%
2020	189	$27.337	to	$37.437	$6,628	0.65%	0.50% to 0.90%	18.82%	to	19.29%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2024	345	$60.917	to	$84.177	$27,936	1.17%	0.50% to 0.90%	23.54%	to	24.03%
2023	371	$49.113	to	$68.140	$27,387	1.41%	0.50% to 0.90%	24.80%	to	25.30%
2022	404	$39.196	to	$54.598	$21,173	1.34%	0.50% to 0.90%	-19.05%	to	-18.72%
2021	424	$48.226	to	$67.445	$27,463	1.14%	0.50% to 0.90%	27.26%	to	27.77%
2020	466	$37.744	to	$52.997	$23,649	1.57%	0.50% to 0.90%	16.95%	to	17.42%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2024	10	$45.357	to	$142.009	$1,220	0.53%	0.50% to 0.90%	23.76%	to	24.26%
2023	11	$36.502	to	$114.426	$1,218	0.72%	0.50% to 0.90%	22.72%	to	23.21%
2022	12	$29.627	to	$92.990	$892	0.53%	0.50% to 0.90%	-23.56%	to	-23.26%
2021	12	$38.605	to	$121.321	$1,187	0.76%	0.50% to 0.90%	25.86%	to	26.36%
2020	12	$30.550	to	$96.130	$976	1.09%	0.50% to 0.90%	23.03%	to	23.52%

American Century VP Capital Appreciation Fund - Class I
2024	63	$65.786	to	$86.591	$5,128	0.00%	0.50% to 0.90%	23.85%	to	24.35%
2023	64	$52.902	to	$69.721	$4,781	0.00%	0.50% to 0.90%	19.61%	to	20.09%
2022	67	$44.053	to	$58.130	$3,671	0.00%	0.50% to 0.90%	-28.75%	to	-28.47%
2021	68	$61.584	to	$81.366	$5,199	0.00%	0.50% to 0.90%	10.16%	to	10.60%
2020	72	$55.681	to	$73.659	$4,923	0.00%	0.50% to 0.90%	41.18%	to	41.74%

American Century VP International Fund - Class I
2024	133	$24.199	to	$38.137	$4,713	1.60%	0.50% to 0.90%	1.68%	to	2.09%
2023	136	$23.704	to	$37.508	$5,126	1.37%	0.50% to 0.90%	11.57%	to	12.01%
2022	140	$21.162	to	$33.619	$4,360	1.46%	0.50% to 0.90%	-25.43%	to	-25.13%
2021	136	$28.264	to	$45.083	$5,700	0.16%	0.50% to 0.90%	7.78%	to	8.21%
2020	138	$26.121	to	$41.830	$5,326	0.49%	0.50% to 0.90%	24.75%	to	25.25%

American Century VP Value Fund - Class I
2024	166	$36.113	to	$53.122	$6,681	2.87%	0.50% to 0.90%	8.49%	to	8.93%
2023	177	$33.286	to	$48.766	$6,867	2.39%	0.50% to 0.90%	8.12%	to	8.56%
2022	182	$30.785	to	$44.923	$6,279	2.08%	0.50% to 0.90%	-0.36%	to	0.04%
2021	198	$30.895	to	$44.904	$6,811	1.75%	0.50% to 0.90%	23.39%	to	23.89%
2020	207	$25.038	to	$36.246	$5,766	2.34%	0.50% to 0.90%	0.07%	to	0.47%

American Century VP Disciplined Core Value Fund - Class I
2024	63	$26.403	to	$41.425	$1,769	1.31%	0.50% to 0.90%	12.07%	to	12.52%
2023	63	$23.560	to	$36.814	$1,608	1.54%	0.50% to 0.90%	7.68%	to	8.11%
2022	67	$21.879	to	$34.052	$1,540	1.77%	0.50% to 0.90%	-13.52%	to	-13.17%
2021	69	$25.298	to	$39.216	$1,850	1.08%	0.50% to 0.90%	22.54%	to	23.03%
2020	69	$20.644	to	$31.874	$1,522	1.97%	0.50% to 0.90%	10.80%	to	11.25%

American Century VP Ultra® Fund - Class I
2024	35	$91.924	to	$100.237	$3,356	0.00%	0.50% to 0.90%	27.63%	to	28.15%
2023	37	$72.022	to	$78.220	$3,458	0.00%	0.50% to 0.90%	42.23%	to	42.80%
2022	39	$50.639	to	$54.777	$2,056	0.00%	0.50% to 0.90%	-32.98%	to	-32.71%
2021	38	$75.558	to	$81.407	$2,922	0.00%	0.50% to 0.90%	22.06%	to	22.55%
2020	39	$61.904	to	$66.430	$2,511	0.00%	0.50% to 0.90%	48.51%	to	49.10%

American Century VP Mid Cap Value Fund - Class I
2024	7	$40.905	to	$44.078	$270	2.54%	0.50% to 0.90%	7.75%	to	8.18%
2023	7	$37.964	to	$40.744	$290	2.33%	0.50% to 0.90%	5.19%	to	5.61%
2022	6	$36.092	to	$38.581	$220	2.25%	0.50% to 0.90%	-2.08%	to	-1.68%
2021	7	$36.857	to	$39.242	$248	1.19%	0.50% to 0.90%	22.10%	to	22.59%
2020	6	$30.186	to	$32.011	$190	1.89%	0.50% to 0.90%	0.30%	to	0.71%

American Century VP Inflation Protection Fund - Class II
2024	48	$15.343	to	$16.731	$758	3.72%	0.50% to 0.90%	0.62%	to	1.03%
2023	46	$15.248	to	$16.560	$748	3.33%	0.50% to 0.90%	2.48%	to	2.88%
2022	45	$14.879	to	$16.096	$682	4.97%	0.50% to 0.90%	-13.85%	to	-13.51%
2021	46	$17.272	to	$18.610	$815	3.17%	0.50% to 0.90%	5.32%	to	5.74%
2020	44	$16.400	to	$17.600	$737	1.36%	0.50% to 0.90%	8.57%	to	9.00%

LVIP JP Morgan U.S. Equity Fund Standard Class
2024	28	$63.334	to	$98.643	$2,474	0.53%	0.50% to 0.90%	22.87%	to	23.36%
2023	29	$51.340	to	$80.063	$4,084	1.55%	0.50% to 0.90%	26.03%	to	26.53%
2022	28	$40.576	to	$63.355	$1,602	0.52%	0.50% to 0.90%	-19.42%	to	-19.10%
2021	29	$50.155	to	$78.410	$2,014	0.74%	0.50% to 0.90%	28.18%	to	28.70%
2020	28	$38.971	to	$61.003	$1,512	0.77%	0.50% to 0.90%	24.14%	to	24.64%

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return d Lowest to Highest

LVIP JP Morgan Small Cap Core Fund Standard Class
2024	76	$47.838	to	$68.926	$4,445	0.80%	0.50% to 0.90%	10.70%	to	11.15%
2023	81	$43.040	to	$62.091	$8,620	1.38%	0.50% to 0.90%	12.09%	to	12.54%
2022	86	$38.245	to	$55.243	$4,068	0.45%	0.50% to 0.90%	-20.07%	to	-19.75%
2021	87	$47.659	to	$68.927	$5,128	0.50%	0.50% to 0.90%	20.30%	to	20.78%
2020	96	$39.460	to	$57.140	$4,680	0.98%	0.50% to 0.90%	12.66%	to	13.12%

LVIP JP Morgan Mid Cap Value Fund Standard Class
2024	40	$66.437	to	$72.446	$2,702	1.25%	0.50% to 0.90%	13.25%	to	13.71%
2023	41	$58.663	to	$63.710	$4,936	3.19%	0.50% to 0.90%	9.92%	to	10.36%
2022	41	$53.368	to	$57.729	$2,225	0.94%	0.50% to 0.90%	-8.98%	to	-8.62%
2021	43	$58.632	to	$63.171	$2,549	0.90%	0.50% to 0.90%	28.72%	to	29.24%
2020	45	$45.550	to	$48.880	$2,116	1.49%	0.50% to 0.90%	-0.53%	to	-0.13%

Franklin Global Real Estate VIP Fund - Class 2
2024	91	$27.091	to	$28.976	$2,464	1.87%	0.50% to 0.90%	-1.22%	to	-0.82%
2023	96	$27.315	to	$29.252	$2,626	2.91%	0.50% to 0.90%	10.44%	to	10.88%
2022	98	$24.635	to	$26.416	$2,420	2.38%	0.50% to 0.90%	-26.72%	to	-26.43%
2021	94	$33.484	to	$35.949	$3,179	0.88%	0.50% to 0.90%	25.65%	to	26.16%
2020	101	$26.542	to	$28.531	$2,712	3.29%	0.50% to 0.90%	-6.24%	to	-5.86%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2024	39	$29.567	to	$45.443	$1,237	0.00%	0.50% to 0.90%	10.03%	to	10.48%
2023	42	$26.871	to	$41.133	$1,243	0.00%	0.50% to 0.90%	25.60%	to	26.11%
2022	44	$21.393	to	$32.618	$1,030	0.00%	0.50% to 0.90%	-34.28%	to	-34.02%
2021	43	$32.554	to	$49.437	$1,542	0.00%	0.50% to 0.90%	9.03%	to	9.46%
2020	42	$29.858	to	$45.162	$1,382	0.00%	0.50% to 0.90%	53.70%	to	54.32%

Templeton Developing Markets VIP Fund - Class 2
2024	64	$30.273	to	$40.187	$2,078	3.99%	0.50% to 0.90%	6.70%	to	7.13%
2023	71	$28.373	to	$37.514	$2,176	2.11%	0.50% to 0.90%	11.62%	to	12.06%
2022	77	$25.420	to	$33.476	$2,119	2.67%	0.50% to 0.90%	-22.68%	to	-22.37%
2021	74	$32.877	to	$43.123	$2,613	0.85%	0.50% to 0.90%	-6.58%	to	-6.21%
2020	68	$35.195	to	$45.978	$2,580	4.18%	0.50% to 0.90%	16.13%	to	16.60%

Templeton Foreign VIP Fund - Class 2
2024	99	$20.255	to	$39.449	$2,880	2.38%	0.50% to 0.90%	-1.89%	to	-1.50%
2023	98	$20.562	to	$40.098	$2,915	3.22%	0.50% to 0.90%	19.68%	to	20.16%
2022	109	$17.113	to	$33.413	$2,701	3.04%	0.50% to 0.90%	-8.43%	to	-8.07%
2021	113	$18.614	to	$36.390	$3,033	1.79%	0.50% to 0.90%	3.23%	to	3.64%
2020	112	$17.961	to	$35.156	$2,904	3.39%	0.50% to 0.90%	-2.05%	to	-1.65%

Calamos Growth and Income Portfolio
2024	62	$53.782	to	$66.182	$3,731	0.39%	0.50% to 0.90%	19.99%	to	20.47%
2023	81	$44.642	to	$55.004	$3,946	0.57%	0.50% to 0.90%	19.05%	to	19.52%
2022	86	$37.351	to	$46.078	$3,518	0.68%	0.50% to 0.90%	-19.79%	to	-19.47%
2021	94	$46.383	to	$57.292	$4,784	0.38%	0.50% to 0.90%	20.31%	to	20.79%
2020	102	$38.399	to	$47.490	$4,315	0.49%	0.50% to 0.90%	21.33%	to	21.82%

Invesco V.I. American Franchise Fund - Series I Shares
2024	41	$24.729	to	$46.325	$1,082	0.00%	0.50% to 0.90%	33.67%	to	34.21%
2023	38	$18.500	to	$34.517	$758	0.00%	0.50% to 0.90%	39.67%	to	40.23%
2022	39	$13.246	to	$24.615	$564	0.00%	0.50% to 0.90%	-31.73%	to	-31.46%
2021	39	$19.402	to	$35.912	$830	0.00%	0.50% to 0.90%	10.92%	to	11.37%
2020	52	$17.491	to	$32.246	$979	0.07%	0.50% to 0.90%	41.08%	to	41.64%

Invesco V.I. Technology Fund - Series I Shares
2024	40	$15.658	to	$46.192	$695	0.00%	0.50% to 0.90%	33.06%	to	33.59%
2023	43	$11.768	to	$34.576	$573	0.00%	0.50% to 0.90%	45.63%	to	46.21%
2022	49	$8.081	to	$23.648	$448	0.00%	0.50% to 0.90%	-40.49%	to	-40.25%
2021	44	$13.578	to	$39.577	$707	0.00%	0.50% to 0.90%	13.39%	to	13.84%
2020	44	$11.975	to	$34.765	$625	0.00%	0.50% to 0.90%	44.80%	to	45.39%

Invesco V.I. Core Equity Fund - Series I Shares
2024	70	$27.430	to	$37.425	$2,016	0.66%	0.50% to 0.90%	24.47%	to	24.98%
2023	87	$22.037	to	$29.946	$2,093	0.73%	0.50% to 0.90%	22.26%	to	22.75%
2022	91	$18.024	to	$24.396	$1,776	0.93%	0.50% to 0.90%	-21.26%	to	-20.94%
2021	90	$22.890	to	$30.858	$2,237	0.66%	0.50% to 0.90%	26.59%	to	27.10%
2020	93	$18.081	to	$24.278	$1,835	1.33%	0.50% to 0.90%	12.83%	to	13.28%

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2024	81	$29.630	to	$43.317	$2,609	0.00%	0.50% to 0.90%	22.25%	to	22.75%
2023	85	$24.237	to	$35.290	$2,272	0.00%	0.50% to 0.90%	23.81%	to	24.30%
2022	89	$19.577	to	$28.391	$1,915	0.00%	0.50% to 0.90%	-31.63%	to	-31.35%
2021	87	$28.632	to	$41.358	$2,722	0.00%	0.50% to 0.90%	15.23%	to	15.69%
2020	92	$24.848	to	$35.749	$2,509	0.00%	0.50% to 0.90%	33.87%	to	34.40%
33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2024	39	$93.869	to	$144.639	$3,864	0.00%	0.50% to 0.90%	25.44%	to	25.94%
2023	42	$74.834	to	$114.844	$3,359	0.00%	0.50% to 0.90%	43.58%	to	44.15%
2022	47	$52.122	to	$79.670	$2,584	0.00%	0.50% to 0.90%	-32.47%	to	-32.20%
2021	52	$77.181	to	$117.505	$4,227	0.28%	0.50% to 0.90%	37.44%	to	37.99%
2020	60	$56.155	to	$85.152	$3,558	0.00%	0.50% to 0.90%	44.49%	to	45.07%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2024	49	$54.085	to	$58.976	$2,723	0.00%	0.50% to 0.90%	12.63%	to	13.09%
2023	54	$48.018	to	$52.150	$2,662	0.00%	0.50% to 0.90%	11.84%	to	12.29%
2022	55	$42.935	to	$46.444	$2,441	0.00%	0.50% to 0.90%	-15.69%	to	-15.35%
2021	58	$50.923	to	$54.866	$3,027	0.00%	0.50% to 0.90%	29.45%	to	29.97%
2020	65	$39.339	to	$42.216	$2,621	0.00%	0.50% to 0.90%	7.94%	to	8.37%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2024	42	$49.861	to	$53.515	$2,130	0.03%	0.50% to 0.90%	32.24%	to	32.78%
2023	41	$37.704	to	$40.304	$1,568	0.27%	0.50% to 0.90%	31.93%	to	32.45%
2022	53	$28.579	to	$30.428	$1,540	0.27%	0.50% to 0.90%	-27.15%	to	-26.85%
2021	52	$39.227	to	$41.599	$2,071	0.03%	0.50% to 0.90%	26.37%	to	26.87%
2020	50	$31.042	to	$32.788	$1,575	0.08%	0.50% to 0.90%	29.06%	to	29.58%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2024	13	$15.501	to	$16.638	$207	3.49%	0.50% to 0.90%	3.26%	to	3.68%
2023	13	$15.012	to	$16.047	$196	4.06%	0.50% to 0.90%	6.69%	to	7.11%
2022	13	$14.071	to	$14.981	$183	1.98%	0.50% to 0.90%	-13.04%	to	-12.70%
2021	13	$16.182	to	$17.160	$213	0.79%	0.50% to 0.90%	2.10%	to	2.51%
2020	8	$15.848	to	$16.739	$123	1.16%	0.50% to 0.90%	9.30%	to	9.73%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2024	0	$18.573	to	$19.934	$-	0.75%	0.50% to 0.90%	4.20%	to	4.62%
2023	0	$17.824	to	$19.053	$-	5.17%	0.50% to 0.90%	8.11%	to	8.54%
2022	0	$16.487	to	$17.554	$-	2.64%	0.50% to 0.90%	-14.43%	to	-14.09%
2021	0	$19.268	to	$20.433	$-	0.25%	0.50% to 0.90%	4.65%	to	5.07%
2020	0	$18.412	to	$19.448	$2	0.87%	0.50% to 0.90%	11.23%	to	11.68%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2024	0	$19.824	to	$21.277	$2	2.35%	0.50% to 0.90%	5.25%	to	5.68%
2023	0	$18.835	to	$20.134	$3	3.52%	0.50% to 0.90%	9.65%	to	10.09%
2022	0	$17.177	to	$18.289	$3	2.00%	0.50% to 0.90%	-15.55%	to	-15.21%
2021	0	$20.340	to	$21.570	$3	0.67%	0.50% to 0.90%	6.43%	to	6.86%
2020	0	$19.111	to	$20.186	$5	0.35%	0.50% to 0.90%	12.54%	to	13.00%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2024	1	$20.713	to	$22.231	$21	1.84%	0.50% to 0.90%	6.43%	to	6.86%
2023	6	$19.461	to	$20.803	$113	2.87%	0.50% to 0.90%	11.22%	to	11.66%
2022	7	$17.497	to	$18.630	$117	1.86%	0.50% to 0.90%	-16.72%	to	-16.39%
2021	7	$21.010	to	$22.281	$146	0.86%	0.50% to 0.90%	8.28%	to	8.72%
2020	8	$19.403	to	$20.494	$147	1.03%	0.50% to 0.90%	13.69%	to	14.15%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2024	5	$22.584	to	$24.239	$126	2.25%	0.50% to 0.90%	7.31%	to	7.74%
2023	6	$21.046	to	$22.498	$133	2.63%	0.50% to 0.90%	12.31%	to	12.76%
2022	7	$18.739	to	$19.952	$129	1.83%	0.50% to 0.90%	-17.38%	to	-17.05%
2021	7	$22.682	to	$24.054	$158	0.83%	0.50% to 0.90%	9.56%	to	10.00%
2020	7	$20.703	to	$21.867	$158	1.00%	0.50% to 0.90%	14.63%	to	15.10%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2024	9	$23.482	to	$25.203	$225	2.06%	0.50% to 0.90%	8.15%	to	8.59%
2023	9	$21.712	to	$23.210	$206	2.30%	0.50% to 0.90%	13.43%	to	13.89%
2022	11	$19.141	to	$20.379	$213	1.72%	0.50% to 0.90%	-17.83%	to	-17.50%
2021	11	$23.293	to	$24.702	$260	0.88%	0.50% to 0.90%	11.07%	to	11.51%
2020	11	$20.972	to	$22.152	$235	1.03%	0.50% to 0.90%	15.59%	to	16.06%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2024	1	$29.758	to	$31.557	$27	1.62%	0.50% to 0.90%	9.77%	to	10.21%
2023	1	$27.110	to	$28.634	$27	1.78%	0.50% to 0.90%	15.49%	to	15.95%
2022	1	$23.475	to	$24.695	$23	1.56%	0.50% to 0.90%	-18.62%	to	-18.30%
2021	1	$28.846	to	$30.226	$23	0.86%	0.50% to 0.90%	14.14%	to	14.60%
2020	1	$25.272	to	$26.374	$15	0.92%	0.50% to 0.90%	16.90%	to	17.37%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2024	2	$31.808	to	$33.731	$77	1.25%	0.50% to 0.90%	11.79%	to	12.25%
2023	2	$28.453	to	$30.052	$65	1.41%	0.50% to 0.90%	17.55%	to	18.02%
2022	2	$24.204	to	$25.463	$51	1.45%	0.50% to 0.90%	-19.14%	to	-18.82%
2021	2	$29.934	to	$31.364	$59	0.74%	0.50% to 0.90%	16.44%	to	16.91%
2020	2	$25.707	to	$26.828	$47	0.83%	0.50% to 0.90%	17.92%	to	18.39%

34

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2024	6	$32.347	to	$34.302	$188	1.09%	0.50% to 0.90%	12.51%	to	12.97%
2023	6	$28.749	to	$30.365	$166	1.28%	0.50% to 0.90%	18.12%	to	18.59%
2022	6	$24.340	to	$25.605	$140	1.44%	0.50% to 0.90%	-19.18%	to	-18.86%
2021	5	$30.117	to	$31.557	$161	0.73%	0.50% to 0.90%	16.48%	to	16.95%
2020	5	$25.856	to	$26.984	$129	0.82%	0.50% to 0.90%	17.90%	to	18.37%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2024	5	$32.401	to	$34.360	$146	1.16%	0.50% to 0.90%	12.52%	to	12.98%
2023	4	$28.795	to	$30.413	$113	1.22%	0.50% to 0.90%	18.13%	to	18.60%
2022	4	$24.376	to	$25.643	$110	1.36%	0.50% to 0.90%	-19.20%	to	-18.87%
2021	5	$30.167	to	$31.609	$146	0.74%	0.50% to 0.90%	16.46%	to	16.93%
2020	4	$25.903	to	$27.033	$113	0.62%	0.50% to 0.90%	17.92%	to	18.40%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2024	12	$14.463	to	$15.215	$175	2.68%	0.50% to 0.90%	5.14%	to	5.56%
2023	11	$13.756	to	$14.414	$160	0.27%	0.50% to 0.90%	8.13%	to	8.56%
2022	11	$12.722	to	$13.277	$146	18.87%	0.50% to 0.90%	-12.64%	to	-12.29%
2021	10	$14.562	to	$15.137	$150	0.69%	0.50% to 0.90%	7.60%	to	8.03%
2020	6	$13.534	to	$14.012	$86	2.28%	0.50% to 0.90%	4.95%	to	5.37%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2024	4	$15.693	to	$16.509	$60	2.38%	0.50% to 0.90%	6.61%	to	7.04%
2023	4	$14.720	to	$15.423	$59	0.38%	0.50% to 0.90%	9.44%	to	9.88%
2022	4	$13.450	to	$14.037	$56	14.58%	0.50% to 0.90%	-14.13%	to	-13.78%
2021	4	$15.663	to	$16.281	$70	1.15%	0.50% to 0.90%	10.06%	to	10.51%
2020	4	$14.231	to	$14.733	$62	2.32%	0.50% to 0.90%	4.96%	to	5.38%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2024	8	$15.844	to	$16.669	$128	2.15%	0.50% to 0.90%	6.74%	to	7.17%
2023	10	$14.844	to	$15.553	$146	0.53%	0.50% to 0.90%	10.15%	to	10.60%
2022	8	$13.475	to	$14.063	$107	8.07%	0.50% to 0.90%	-14.50%	to	-14.16%
2021	8	$15.760	to	$16.382	$133	1.06%	0.50% to 0.90%	11.58%	to	12.03%
2020	9	$14.124	to	$14.623	$124	2.01%	0.50% to 0.90%	4.24%	to	4.66%

American Funds Capital World Bond Fund - Class 2 Shares
2024	2	$8.933	to	$9.248	$15	2.28%	0.50% to 0.90%	-3.91%	to	-3.52%
2023	1	$9.296	to	$9.586	$13	0.00%	0.50% to 0.90%	5.19%	to	5.61%
2022	1	$8.838	to	$9.077	$11	0.25%	0.50% to 0.90%	-18.43%	to	-18.10%
2021	1	$10.835	to	$11.083	$12	1.81%	0.50% to 0.90%	-5.77%	to	-5.39%
2020	1	$11.498	to	$11.715	$11	1.79%	0.50% to 0.90%	8.92%	to	9.34%

American Funds Global Growth Fund - Class 2 Shares
2024	5	$24.723	to	$25.595	$112	1.66%	0.50% to 0.90%	12.66%	to	13.11%
2023	4	$21.945	to	$22.629	$83	0.84%	0.50% to 0.90%	21.51%	to	21.99%
2022	4	$18.061	to	$18.549	$75	0.72%	0.50% to 0.90%	-25.41%	to	-25.11%
2021	3	$24.214	to	$24.769	$84	0.36%	0.50% to 0.90%	15.38%	to	15.84%
2020	2	$20.987	to	$21.382	$49	0.35%	0.50% to 0.90%	29.29%	to	29.81%

American Funds New World Fund® - Class 2 Shares
2024	10	$17.264	to	$17.873	$177	1.42%	0.50% to 0.90%	5.59%	to	6.02%
2023	9	$16.349	to	$16.858	$155	1.47%	0.50% to 0.90%	14.96%	to	15.42%
2022	10	$14.222	to	$14.606	$136	1.27%	0.50% to 0.90%	-22.79%	to	-22.48%
2021	10	$18.420	to	$18.843	$193	0.89%	0.50% to 0.90%	3.98%	to	4.40%
2020	9	$17.715	to	$18.049	$164	0.07%	0.50% to 0.90%	22.47%	to	22.97%

American Funds Growth-Income Fund - Class 2 Shares
2024	28	$28.116	to	$29.108	$796	1.12%	0.50% to 0.90%	23.11%	to	23.60%
2023	27	$22.839	to	$23.550	$612	1.49%	0.50% to 0.90%	25.01%	to	25.51%
2022	21	$18.269	to	$18.763	$389	1.39%	0.50% to 0.90%	-17.24%	to	-16.91%
2021	17	$22.075	to	$22.581	$371	1.30%	0.50% to 0.90%	22.98%	to	23.48%
2020	11	$17.949	to	$18.288	$196	1.44%	0.50% to 0.90%	12.53%	to	12.98%

American Funds Capital Income Builder® - Class 2 Shares
2024	4	$15.354	to	$15.896	$60	3.58%	0.50% to 0.90%	9.19%	to	9.64%
2023	2	$14.062	to	$14.499	$26	3.02%	0.50% to 0.90%	8.04%	to	8.47%
2022	2	$13.015	to	$13.367	$22	3.16%	0.50% to 0.90%	-7.96%	to	-7.59%
2021	1	$14.141	to	$14.465	$14	2.83%	0.50% to 0.90%	13.91%	to	14.37%
2020	1	$12.413	to	$12.647	$11	2.04%	0.50% to 0.90%	3.54%	to	3.96%

American Funds Asset Allocation Fund - Class 2 Shares
2024	3	$19.746	to	$20.443	$66	2.09%	0.50% to 0.90%	15.39%	to	15.85%
2023	4	$17.113	to	$17.645	$65	2.28%	0.50% to 0.90%	13.25%	to	13.70%
2022	3	$15.111	to	$15.519	$49	1.95%	0.50% to 0.90%	-14.18%	to	-13.84%
2021	3	$17.607	to	$18.011	$46	0.84%	0.50% to 0.90%	14.07%	to	14.53%
2020	1	$15.435	to	$15.726	$20	1.35%	0.50% to 0.90%	11.45%	to	11.89%

35

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2024	10	$25.254	to	$26.145	$262	0.46%	0.50% to 0.90%	22.38%	to	22.88%
2023	10	$20.635	to	$21.277	$197	0.56%	0.50% to 0.90%	22.40%	to	22.89%
2022	11	$16.859	to	$17.314	$183	1.41%	0.50% to 0.90%	-25.55%	to	-25.25%
2021	9	$22.644	to	$23.163	$209	0.53%	0.50% to 0.90%	11.88%	to	12.33%
2020	9	$20.240	to	$20.621	$189	0.33%	0.50% to 0.90%	30.85%	to	31.37%

American Funds Managed Risk International Fund - Class P2 Shares
2024	6	$10.891	to	$11.275	$62	1.30%	0.50% to 0.90%	-1.35%	to	-0.95%
2023	4	$11.040	to	$11.383	$49	1.60%	0.50% to 0.90%	5.27%	to	5.69%
2022	4	$10.487	to	$10.771	$43	3.17%	0.50% to 0.90%	-16.29%	to	-15.96%
2021	4	$12.528	to	$12.816	$46	0.57%	0.50% to 0.90%	-4.99%	to	-4.61%
2020	3	$13.186	to	$13.434	$37	1.15%	0.50% to 0.90%	1.88%	to	2.28%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2024	1	$15.660	to	$16.212	$22	1.70%	0.50% to 0.90%	12.96%	to	13.41%
2023	1	$13.863	to	$14.295	$14	1.86%	0.50% to 0.90%	8.75%	to	9.18%
2022	1	$12.748	to	$13.093	$13	5.26%	0.50% to 0.90%	-9.97%	to	-9.61%
2021	1	$14.161	to	$14.485	$8	1.73%	0.50% to 0.90%	16.07%	to	16.53%
2020	1	$12.201	to	$12.431	$9	1.70%	0.50% to 0.90%	-2.13%	to	-1.74%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2024	2	$19.452	to	$20.138	$45	1.42%	0.50% to 0.90%	16.63%	to	17.10%
2023	2	$16.678	to	$17.197	$41	1.43%	0.50% to 0.90%	14.86%	to	15.32%
2022	3	$14.520	to	$14.912	$37	1.97%	0.50% to 0.90%	-17.67%	to	-17.34%
2021	2	$17.637	to	$18.041	$43	1.20%	0.50% to 0.90%	14.02%	to	14.48%
2020	3	$15.468	to	$15.760	$44	1.60%	0.50% to 0.90%	8.59%	to	9.03%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2024	37	$16.300	to	$16.875	$611	1.92%	0.50% to 0.90%	13.59%	to	14.05%
2023	38	$14.350	to	$14.796	$549	1.86%	0.50% to 0.90%	9.25%	to	9.68%
2022	72	$13.135	to	$13.490	$946	2.21%	0.50% to 0.90%	-14.74%	to	-14.40%
2021	72	$15.406	to	$15.759	$1,117	1.25%	0.50% to 0.90%	11.50%	to	11.94%
2020	56	$13.817	to	$14.078	$767	1.53%	0.50% to 0.90%	4.93%	to	5.35%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b] The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

[c] These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d] These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

[e] During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023. See Footnote 1 for further information.

[f] During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2024. See Footnote 1 for further information.

38

Report of Independent Registered Public Accounting Firm
The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors and Stockholders Kansas City Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2024, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Forvis Mazars, LLP
We have served as the Accounts’ auditor since 2016.
Kansas City, Missouri
April 29, 2025
39

PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(d)  Contracts.

(1)	Specimen Contract Form. (2)

(2)	Contract Split Option Rider. (2)

(3)	Joint First to Die Term Life Insurance Rider. (2)

(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)
(e)  Applications.

(1)	Application Form. (1)

(2)	ICC18A196. (13)

(3)	ICC18A197. (13)
(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (4)

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

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d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (7)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (11)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (8)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (12)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
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d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (8)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (8)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (9)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (11)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (14)

(14)
Amendment to Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (15)

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (6)
(4)	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (14)
(5)	Amendment to Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (15)

(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (5)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (5)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (5)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (5)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (5)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (5)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)
(8)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)
3

(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (9)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (11)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (11)

(13)	Distribution Services Agreement between Lincoln Financial Distributors, Inc., and Kansas City Life Insurance Company (15)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (16)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (16)
(2)	Consent of Forvis Mazars, LLP. (16)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (3)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2001 (File No. 333-25443).
(4)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 333-25443).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
4

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(8)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2022 (File No. 333-150926).
(14) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(15) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2024 (File No. 033-89984).
(16)  Filed herewith.
Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Eileen M. Hutchinson	Director
Octavia Love	Treasurer
David S. Kimmel	Director
Richard W. Seagraves	Director
Jennifer K. Pieper	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
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Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by depositor
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
6

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
7

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
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The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Jennifer K. Pieper	Vice President,Treasurer, and Controller
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$150,656.00	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 28th day of April, 2025.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: ________/s/ Walter E. Bixby______________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: _________/s/ A. Craig Mason Jr._________________ A. Craig Mason Jr., Secretary and Director	By: _______/s/ Walter E. Bixby_______________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

_____/s/ Walter E. Bixby_________ Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 28, 2025

____/s /David A. Laird___________ David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 28, 2025

_____/s/ Jennifer K. Pieper________ Jennifer K. Pieper	Vice President and Controller (Principal Accounting Officer)	April 28, 2025

______/s/ R. Philip Bixby__________ R. Philip Bixby	Chairman of the Board and Director	April 28, 2025

_______/s/ A. Craig Mason Jr._______ A. Craig Mason Jr.	Secretary and Director	April 28, 2025

______/s/ Kevin G. Barth___________ Kevin G. Barth	Director	April 28, 2025

_____/s/ William R. Blessing________ William R. Blessing	Director	April 28, 2025

_____/s/ Michael Braude____________ Michael Braude	Director	April 28, 2025

_____/s/ James T. Carr______________ James T. Carr	Director	April 28, 2025

______________________________ John C. Cozad	Director	April 28, 2025

______/s/ Howard E. Cohen_________ Howard E. Cohen	Director	April 28, 2025

______________________________ David S. Kimmel	Director	April 28, 2025

_____/s/ Mark A. Milton____________ Mark A. Milton	Director	April 28, 2025

____/s/ William A. Schalekamp_______ William A. Schalekamp	Director	April 28, 2025

____/s/ Richard W. Seagraves_____ Richard W. Seagraves	Director	April 28, 2025
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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of Forvis Mazars, LLP.
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